UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TherapeuticsMD, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

THERAPEUTICSMD, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 26, 2023

An Annual Meeting of Stockholders of TherapeuticsMD, Inc., a Nevada corporation, will be held at 8:00 a.m., Eastern Time, on June 26, 2023. We did not hold an annual meeting last year and as such we are holding a combined 2022 and 2023 annual meeting this year. The annual meeting will be a virtual meeting conducted solely online via live webcast and can be attended by visiting www.virtualshareholdermeeting.com/TXMD2023.

The Annual Meeting of Stockholders will be held for the following purposes:

1.    To elect directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified;

2.    To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2022 (“say-on-pay”);

3.    To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, from 12,000,000 shares to 32,000,000 shares;

4.    To approve, pursuant to Nasdaq Rules 5635(b) and 5635(d), the issuance of up to 5,000,000 shares of the Company’s common stock to be sold in one or more private placements to Rubric Capital Management LP (“Rubric”) or one or more of its affiliates, under a subscription agreement with Rubric;

5.     To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2023; and

6.    To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on May 2, 2023 are entitled to notice of and to vote at the meeting. All stockholders are cordially invited to attend the meeting and vote virtually.

In accordance with rules adopted by the Securities and Exchange Commission that allow companies to furnish their proxy materials over the Internet, we are mailing a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy statement and our 2022 and 2023 Annual Reports to most of our stockholders. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents and vote over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2022 and 2023 Annual Reports, and a proxy card. We believe this process will allow us to provide our stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering our costs of printing and delivering the proxy materials.

Whether or not you plan to virtually attend, it is important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the Notice of Internet Availability of Proxy Materials. As an alternative, if you received a paper copy of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. You may also vote by telephone as described in your proxy card. Even if you have submitted a proxy before the meeting, you may still attend the meeting, revoke your proxy and vote virtually. We appreciate your continued support of our company.

By Order of the Board of Directors, Marlan Walker Chief Executive Officer

Boca Raton, Florida

May [X], 2023

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Deadline For Receipt of Stockholder Proposals	49

Householding of Proxy Materials	49

Other Matters	49

Where You can find Additional Information and Incorporation by Reference	50

Appendix A: Amendment to Amended and Restated Articles of Incorporation, as amended	A-1

Appendix B: Purchase Agreement	B-1

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PROXY SUMMARY

This summary highlights information contained elsewhere in the Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting.

2022 and 2023 Annual Meeting of Stockholders

Date and Time: June 26, 2023 8:00 am Eastern Time	Place: Online via live webcast at:	Record Date: May 2, 2023
www.virtualshareholdermeeting.com/TXMD2023

Items of Business:

•	To elect directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified;

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers for the fiscal year ended December 31, 2022 (“say-on-pay”);

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To approve an amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, from 12,000,000 shares to 32,000,000 shares (the “Charter Amendment”);

•

To approve, pursuant to Nasdaq Rules 5635(b) and 5635(d), the issuance of up to 5,000,000 shares of the Company’s common stock to be sold in one or more private placements to Rubric Capital Management LP (“Rubric”), or one or more of its affiliates, under a subscription agreement with Rubric (the “Private Placement Proposal”);

•	To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2023; and

•	To transact such other business as may properly come before the meeting or any adjournment thereof.

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THERAPEUTICSMD, INC.

951 Yamato Road, Suite 220

Boca Raton, Florida 33431

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The accompanying proxy is solicited on behalf of TherapeuticsMD, Inc., a Nevada corporation, by our Board of Directors for use at our Annual Meeting of Stockholders to be held at 8:00 a.m., Eastern Time, on Monday, June 26, 2023, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The annual meeting will be a virtual meeting conducted solely online via live webcast and can be attended by visiting www.virtualshareholdermeeting.com/TXMD2023. In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”) that allow companies to furnish their proxy materials over the Internet, we are mailing a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy statement and our 2022 and 2023 Annual Reports to most of our stockholders. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents and vote over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2022 and 2023 Annual Reports, and a proxy card. We believe this process will allow us to provide our stockholders the information they need in a more timely manner, while reducing the environmental impact and lowering our costs of printing and delivering the proxy materials.

These proxy solicitation materials are anticipated to first be distributed on or about May [X], 2023 to all stockholders entitled to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 26, 2023. These proxy materials, which include the notice of annual meeting, this proxy statement and our 2022 and 2023 Annual Reports, are available at www.proxyvote.com.

We encourage you to access the meeting 15 minutes prior to the start time leaving ample time for the check in and to ensure that you can hear audio prior to the meeting. If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting page for assistance. Technical support will be available 15 minutes prior to the start of the meeting.

Record Date and Outstanding Shares

Stockholders of record at the close of business on May 2, 2023 are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding                                          shares of our common stock. Each holder of common stock voting at the meeting, either virtually or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

If, at the close of business on May 2, 2023, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote virtually at the meeting. However, whether or not you plan to attend the meeting, we urge you to vote by proxy over the Internet or by telephone as instructed on the Notice of Internet Availability of Proxy Materials, or to fill out and return the proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting, revoke your proxy and vote virtually.

If, at the close of business on May 2, 2023, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your

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account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your vote. You are also invited to attend the meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the meeting unless you obtain a 16-digit control number from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Quorum

The presence, virtually or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting.

Required Votes

Assuming that a quorum is present, the four persons receiving the largest number of “for” votes of our common stock present virtually or by proxy at the meeting and entitled to vote (a plurality) will be elected directors. Stockholders do not have the right to cumulate their votes in the election of directors. We have adopted a majority voting policy as part of our Corporate Governance Guidelines. The majority voting policy is applicable solely to uncontested elections, which are those elections in which the number of nominees for election is less than or equal to the number of directors to be elected. Under the majority voting policy, any nominee for director who receives more “withheld” votes than “for” votes in an uncontested election must submit a written offer to resign as director. Any such resignation will be reviewed by the independent members of our Board of Directors and, within 90 days after the election, the independent members of our Board of Directors will determine whether to accept, reject or take other appropriate action with respect to, the resignation, in furtherance of the best interests of TherapeuticsMD and our stockholders.

Assuming that a quorum is present, the affirmative vote of a majority of shares of common stock outstanding on the record date will be required to approve the amendment to our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $0.001 par value per share, from 12,000,000 shares to 32,000,000 shares (the “Charter Amendment”). Assuming that a quorum is present, the affirmative vote of a majority of the votes cast will be required to ratify the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2023 and approve the Private Placement Proposal. The advisory vote on the compensation of our named executive officers for the fiscal year ended December 31, 2022 (“say-on-pay”) is non-binding, but our Board of Directors and the Compensation Committee of our Board of Directors (the “Compensation Committee”), will consider the input of stockholders based on whether a majority of shares entitled to vote on the matter and represented either virtually or by proxy vote for the say-on-pay proposal.

Votes cast by proxy or virtually at the meeting will be tabulated by the election inspector appointed for the meeting who will determine whether a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a brokerage firm, bank, or similar organization indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) “for” the election of each of the four nominees for director set forth in this proxy statement, (2) “for” the approval of the compensation of our named executive officers for the fiscal year ended December 31, 2022, (3) “for” the approval of the Charter Amendment, (4) “for” the approval of the Private Placement Proposal, (5)

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“for” the ratification of the appointment of Grant Thornton, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending December 31, 2023, and (6) as the persons specified in the proxy deem advisable on such other matters as may come before the meeting.

Broker Non-Votes and Abstentions

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the approval of the Charter Amendment and the ratification of the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2023. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is “non-routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the election of directors, the approval of the compensation of our named executive officers, or the Private Placement Proposal, if they have not received specific instructions from their clients. For your vote to be counted in the above, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.

As provided in our bylaws, as amended, except as otherwise provided by law, or our Amended and Restated Articles of Incorporation, as amended, a majority of the shares entitled to vote on the matter and represented either in person (virtually for this year’s annual meeting) or by proxy at the meeting in which a quorum is present shall be act of the stockholders. Therefore, for matters other than the (i) election of our directors, which requires a plurality vote subject to the majority voting policy in our Corporate Governance Guidelines and (ii) the approval of the Charter Amendment, which requires the affirmative vote of a majority of shares of common stock outstanding on the record date, the number of votes cast “for” a proposal must exceed the number of votes cast “against” that proposal. For all matters other than the election of our directors, if a stockholder votes to “abstain”, it will have the same effect as a vote “against” that proposal. Because broker non-votes do not represent votes cast “for” or “against” a proposal, broker non-votes will have no effect on the proposal to elect directors, or the say-on-pay proposal, as each proposal is determined by reference to the votes actually cast by the shares present or represented by proxy and entitled to vote. Because the Charter Amendment proposal and the proposal to ratify the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2023 are “routine” proposals, broker non-votes will not occur with respect to these proposals. Therefore, if no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the Charter Amendment and “FOR” the proposal to ratify the appointment of Grant Thornton as the independent auditor of our company for the fiscal year ending December 31, 2023.

Revocability of Proxies

Any stockholder giving a proxy may revoke the proxy at any time before its use by furnishing to us either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting virtually. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

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Election Inspector

Votes cast by proxy or virtually at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present. The election inspector will treat broker non-votes and abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and as described in the “Broker Non-Votes and Abstentions” section of this proxy statement for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Submitting a Question or Making a Comment During the Meeting

If you want to submit a question or make a comment during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/TXMD2023, type your question into the “Ask a Question” field, and click “Submit”. Questions and comments submitted via the virtual meeting platform that are pertinent to meeting matters will be addressed during the meeting. Questions and comments that are not pertinent to meeting matters or that are not addressed during the meeting due to time constraints will be addressed after the meeting by our investor relations department. Consistent with our approach when meetings are held in person, questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by stockholders generally, or use blatantly offensive language may be ruled out of order.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Our Amended and Restated Articles of Incorporation and bylaws, each as amended, provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. Presently, the number of directors is fixed at four. Our bylaws, as amended, provide that all directors are elected at each annual meeting of our stockholders for a term of one year and hold office until their successors are elected and qualified.

A board of four directors is to be elected at this meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them “for” each of the nominees named below. All of the nominees currently are directors of our company. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

Vote Required

Assuming that a quorum is present, the four persons receiving the largest number of “for” votes of our common stock present virtually or by proxy at the meeting and entitled to vote (a plurality) will be elected directors, subject to the majority voting policy in our Corporate Governance Guidelines.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW.

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TOMMY G. THOMPSON Chairman of the Board Director Since: 2012 Age: 80 Committee: Audit

Biographical Information

Tommy G. Thompson served as the Chairman of the Board of Directors and a director of our company from May 2012 until he was appointed as Executive Chairman of the Board of Directors on September 6, 2022. From July 2020 until March 2022, Secretary Thompson served as the Interim President of the University of Wisconsin system. Secretary Thompson also serves as the Chief Executive Officer of Thompson Holdings, a consulting firm. As the Governor of Wisconsin from January 1987 to February 2001, Secretary Thompson was perhaps best known for his efforts to revitalize the Wisconsin economy, for his national leadership on welfare reform, and for his work toward expanding healthcare access across all segments of society. As the former Secretary of the U.S. Department of Health & Human Services, or HHS, from February 2001 to January 2005, Secretary Thompson served as the nation’s leading advocate for the health and welfare of all Americans. Secretary Thompson was a partner in the law firm of Akin Gump Strauss Hauer & Feld LLP, or Akin Gump, from March 2005 to January 2012, when he resigned to run for the United States Senate. Secretary Thompson served as an Independent Chairman of the Deloitte Center for Health Solutions, a healthcare consulting company, from March 2005 to May 2009. At the Deloitte Center for Health Solutions and at Akin Gump, Secretary Thompson built on his efforts at HHS to work toward developing solutions to the healthcare challenges facing American families, businesses, communities, states, and the nation as a whole. Secretary Thompson has also served as the President of Logistics Health, Inc., a provider of medical readiness and homeland security solutions, from February 2005 to January 2011. Secretary Thompson has served as a Senior Fellow for the Bipartisan Policy Center, a non-profit organization focused on bipartisan advocacy and policymaking, since July 2013. Secretary Thompson also serves as a member of the board of directors for United Therapeutics Corporation [NASDAQ: UTHR] and Physicians Realty Trust [NYSE: DOC]. Secretary Thompson also served as a member of the boards of directors of Tyme Technologies, Inc. [NASDAQ: TYMI] from August 2017 to February 2020, C. R. Bard, Inc. [NYSE: BCR] from August 2005 to January 2018 and Centene Corporation [NYSE: CNC] from April 2005 to January 2022, and has historically served on the boards of directors of other public companies.

Key Qualifications and Experience

We believe Secretary Thompson’s experience in public service and on the boards of directors of numerous public companies, particularly his services and knowledge related to the healthcare industry as a whole, makes him well suited to serve on our Board of Directors. Secretary Thompson received both his B.S. and J.D. from the University of Wisconsin-Madison.

COOPER C. COLLINS Director Since: 2012 Age: 43 Committees: Audit Compensation

Biographical Information

Cooper C. Collins has served as a director of our company since February 2012. Mr. Collins has served as Chief Executive Officer of Fortis BioPharma LLC since June 2015. Mr. Collins served as Chief Strategy Officer of Pernix Therapeutics Holdings, Inc. [NASDAQ: PTX], or Pernix, from May 2013 until April 2014, as its President and Chief Executive Officer from March 2010 until May 2013, and as a director from March 2010 until February 2014. Mr. Collins joined Pernix Therapeutics, Inc., a predecessor of Pernix, in 2002, where he was appointed as a director in January 2007, its President in December 2007 and its Chief Executive Officer in June 2008, serving in those three capacities until March 2010. From December 2005 to December 2007, Mr. Collins served as Vice President of Business and Product Development of Pernix Therapeutics, Inc. and as its Territory Manager from December 2003 to December 2005. Mr. Collins was employed for three years by the National Football League franchise, the New Orleans Saints, in its media relations department.

Key Qualifications and Experience

We believe Mr. Collins’ specialty pharmaceutical company knowledge and executive experience provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. While on a football scholarship, Mr. Collins received a B.A. from Nicholls State University, where he later received an M.B.A.

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GAIL K. NAUGHTON, PH.D. Director Since: 2020 Age: 67 Committee: Compensation

Biographical Information

Gail K. Naughton, Ph.D. has served as a director of our company since March 2020. Dr. Naughton has served as the Chief Scientific Officer and Chief Business Development Officer of Histogen, a company she founded which is focused on the development of novel solutions based on the products of cells grown under simulated embryonic conditions, since April 2017. Dr. Naughton served as the Chairman and Chief Executive Officer of Histogen from June 2007 until April 2017. Prior to Histogen, Dr. Naughton was the Vice Chairman of Advanced Tissue Sciences, Inc., a human-based tissue engineering company, from March 2002 to October 2002, President from August 2000 to March 2002, President and Chief Operating Officer from 1995 to 2000 and Executive Vice President, Chief Operating Officer from 1991 to 1995. Dr. Naughton also served as Dean of the College of Business Administration at San Diego State University from August 2002 to June 2011. She has spent over 30 years extensively researching the tissue engineering process, holds over 105 U.S. and foreign patents, and has founded two regenerative medicine companies. Dr. Naughton has brought several tissue engineered products to market including a product for severe burns (TransCyte), a dermal replacement for diabetic ulcers (Dermagraft), an aesthetic dermal filler (Cosmederm/Cosmeplast), and SkinMedica’s TNS product for skin care. Dr. Naughton has been extensively published and a frequent speaker in the field of tissue engineering. In 2000, Dr. Naughton received the 27th Annual National Inventor of the Year award by the Intellectual Property Owners Association in honor of her pioneering work in the field of tissue engineering. Dr. Naughton also serves as a member of the board of directors for CEL-SCI Corporation [NYSE American: CVM] and previously served as a member of several public company boards of directors since 1988, including Cytori Therapeutics, Inc. [NASDAQ: CYTX] from July 2014 until January 2018.

Key Qualifications and Experience

We believe Dr. Naughton’s extensive executive experience, her in-depth knowledge of the healthcare industry and regenerative medicine technology, her experience developing FDA-approved products, and her service on other public company boards and committees, provide the requisite qualifications, skills, perspectives, and experience that make her well qualified to serve on our Board of Directors. Dr. Naughton received her B.S. in Biology from St. Francis College, her M.S. in Histology and her Ph.D. in Hematology from the New York University Medical Center and her E.M.B.A. from UCLA.

JUSTIN ROBERTS Director Since: 2022 Age: 40 Committees: Audit Compensation

Biographical Information

Mr. Roberts is a Partner at Rubric Capital Management LP, a role he has held since the formation of the company in 2016. He currently serves as a Non-Executive Director of Mereo BioPharma [NASDAQ: MREO]. Before Rubric he spent seven years at Point72 Asset Management. Mr. Roberts has also held roles at ZS Associates, Moore Capital Management, and began his career at Lehman Brothers as an investment banker in their M&A practice.

Key Qualifications and Experience

We believe Mr. Roberts’ extensive executive experience, his finance background, and his service on other public company boards and committees, provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors. Mr. Roberts graduated with honors from Johns Hopkins University.

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Executive Officers

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position
Marlan D. Walker	48	Chief Executive Officer

In connection with the Company’s transformation into a pharmaceutical royalty company, the termination of our executive management team (except for Mr. Marlan Walker, our former General Counsel and current Chief Executive Officer) and all other employees was completed by December 31, 2022. Listed below are biographical descriptions of our current executive officer and our principal financial and accounting officer.

Marlan Walker has served as Chief Executive Officer of our company since December 2022. Previously he served as General Counsel of our company from March 2016. Mr. Walker previously also served as Chief Development Officer from April 2018 to December 2019 and as our Corporate and Intellectual Property Counsel from June 2013 until he became our General Counsel. Mr. Walker’s experience is focused in management of legal issues and risk in the life science industries across a variety of disciplines. His legal practice prior to his time at TherapeuticsMD included long-term portfolio strategy and management, patent preparation and prosecution, contract negotiation and drafting, life-cycle management, and Hatch-Waxman matters. After law school, he took a position at Greenberg Traurig, LLP in August 2005. In March of 2009, he moved to Luce Forward Hamilton & Scripps. Mr. Walker accepted an in-house position as Intellectual Property Counsel for Medicis Pharmaceutical Corp. in June 2011, which was acquired by Valeant Pharmaceutical International, Inc. in December 2012. In February 2013, Mr. Walker accepted a position at Kilpatrick Townsend & Stockton, but chose to move in-house again in June 2013, when he accepted a position at our company. Mr. Walker graduated from Arizona State University Sandra Day O’Connor College of Law with his J.D. in 2004, and an LL.M. in Intellectual Property Law at The George Washington University Law School in 2005. He holds a Master’s Degree in Molecular Biology and a B.S. degree, both earned from Brigham Young University.

Michael C. Donegan served as Interim Chief Financial Officer of our Company from April 2022, Chief Accounting Officer of our Company from November 2020 and Vice President Finance of our Company from April 2013. Mr. Donegan ceased serving in these roles effective as of December 30, 2022, however he is continuing to serve as the Company’s Principal Financial Officer and Principal Accounting Officer in a consulting capacity. Mr. Donegan has a 30-year background in accounting and finance. From August 2012 to April 2013, Mr. Donegan served as an independent consultant exclusively for our Company, where he conceptualized, designed and executed our Sarbanes-Oxley 404 compliance program. From August 2007 to August 2012, Mr. Donegan served as an independent consultant designing and implementing Sarbanes-Oxley 404 compliance programs for various non-accelerated filers and executed on pre-designed Sarbanes-Oxley 404 compliance programs for certain large accelerated filers. From January 2005 to August 2007, Mr. Donegan served as an independent consultant exclusively for Tyco International, where he enhanced and executed the Sarbanes-Oxley 404 compliance model with their corporate headquarters group. From November 2001 to December 2004, Mr. Donegan was Manager of Financial Systems at Tyco International at its global headquarters. From 1994 to 2001, Mr. Donegan held various positions in the global consolidation/SEC reporting group at Sensormatic Electronics Corporation culminating with the acquisition of Sensormatic Electronics Corporation by Tyco International in the fall of 2001 when he was the Manager of Financial Systems. Mr. Donegan began his career at Ernst & Young, LLP where he worked in both the audit and tax departments. Mr. Donegan earned his B.S. in Accounting and his Master of Accounting from the University of Florida.

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CORPORATE GOVERNANCE

Director Independence

Since October 9, 2017, our common stock has been listed on the Nasdaq Global Select Market of the Nasdaq Stock Market LLC, or Nasdaq, under the symbol “TXMD.” From April 23, 2013 to October 6, 2017, our common stock was listed on the NYSE American under the symbol “TXMD.” Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors.

Our Board of Directors has affirmatively determined, after considering all the relevant facts and circumstances, that each of Dr. Gail Naughton, and Messrs. Tommy G. Thompson, Cooper C. Collins and Justin Roberts is an independent director, and that Ms. Karen L. Ling and Messrs. Paul M. Bisaro, Jules A. Musing and Angus C. Russell were independent directors prior to their resignations in December 2022, as “independence” is defined under the applicable rules and regulations of the SEC and the listing standards of Nasdaq, and does not have a relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us) that would interfere with their exercise of independent judgment in carrying out their responsibilities as directors. Accordingly, a majority of our directors are independent, as required under the applicable Nasdaq rules. Mr. Hugh O’Dowd, our former Chief Executive Officer, was not considered an independent director prior to his resignation because of his executive position with our company. There are no family relationships among any of our directors or officers.

Committee Charters, Corporate Governance, and Code of Ethics

Our Board of Directors has adopted charters for the Audit and Compensation Committees describing the authority and responsibilities delegated to each committee by our Board of Directors. Our Board of Directors has also adopted Corporate Governance Guidelines, a Code of Conduct and Ethics, and a Code of Ethics for the Chief Executive Officer and senior financial officers of our company. We post on our website, at www.therapeuticsmd.com, the charters of our Audit and Compensation Committees; our Corporate Governance Guidelines, Code of Conduct and Ethics, and Code of Ethics for the Chief Executive Officer and senior financial officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by the SEC or Nasdaq. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

Executive Sessions

We regularly schedule executive sessions in which non-employee directors will meet without the presence or participation of management, with at least one of such sessions including only independent directors. Mr. Thompson, as the Executive Chairman of our Board of Directors, chairs the executive sessions.

Board Committees

Our Board of Directors has an Audit Committee and a Compensation Committee, each consisting entirely of independent directors.

Given the relatively small size of our Board of Directors and the desire to involve the entire Board of Directors in nominating decisions, we have elected to no longer have a separate Nominating Committee. Since we do not have a Nominating Committee, our independent directors, who currently constitute all of the Board of Directors, determine the director nominees. Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our Board of Directors considers various potential candidates who may come to our attention through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated by our Board of Directors at any time during the year.

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In evaluating a director candidate, our Board of Directors will review their qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of our business and technology, educational and professional background, personal accomplishments and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees, and we do not have a formal diversity policy relating to the identification and evaluation of nominees for director, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees. The Board has not adopted a formal process for considering director candidates who may be recommended by stockholders. However, our policy is to give due consideration to any and all such candidates.

Audit Committee
Members Cooper C. Collins, Chair Justin Roberts Tommy G. Thompson

The purpose of the Audit Committee is to oversee our financial and reporting processes and the audits of our financial statements and to provide assistance to our Board of Directors with respect to its oversight of the integrity of our financial statements, our company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualifications and independence, and the performance of our independent registered public accountant. The primary responsibilities of the Audit Committee are set forth in its charter and include various matters with respect to the oversight of our accounting and financial reporting process and audits of our financial statements on behalf of our Board of Directors. The Audit Committee also selects the independent registered public accountant to conduct the annual audit of our financial statements; reviews the proposed scope of such audit; reviews accounting and financial controls with the independent registered public accountant and our financial accounting staff; and reviews and approves any transactions between us and our directors, officers, and their affiliates.

The Audit Committee currently consists of Messrs. Collins, Thompson and Roberts, each an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC, with Mr. Collins serving as Chair. Mr. Russell served as the Chairman of the Audit Committee in 2021 and 2022 prior to his resignation from our Board of Directors in December 2022 and was an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC. Our Board of Directors has determined that Mr. Thompson (whose background is detailed above) qualifies as an “audit committee financial expert”, and that Mr. Russell qualified as an “audit committee financial expert”, in accordance with applicable rules and regulations of the SEC.

Compensation Committee
Members Gail Naughton, Chair Cooper C. Collins Justin Roberts	The purpose of the Compensation Committee includes, among other things, determining, or recommending to our Board of Directors for determination, the compensation of our Chief Executive Officer and other executive officers and directors, and discharging the responsibilities of our Board of Directors relating to our compensation programs. Pursuant to its charter, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The Compensation Committee currently consists of Dr. Naughton and Messrs. Collins and Roberts, each an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC, with Dr. Naughton serving as Chair. Ms. Ling and Mr. Musing each served as a member of the Compensation Committee, with Mr. Musing serving as Chair, until their resignations from our Board of Directors in December 2022, and each former member was an independent director of our company under the listing standards of Nasdaq as well as under applicable rules and regulations of the SEC.

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Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

Our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, cybersecurity and information technology, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC as well as risks relating to various specific developments, such as debt and equity issuances.

The committees of our Board of Directors assist our Board of Directors in fulfilling its oversight role in certain areas of risks. The Audit Committee oversees the financial and reporting processes of our company and the audit of the financial statements of our company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualification and independence, and the performance of our independent auditor. The Audit Committee also receives reports regarding our compliance program and our cybersecurity and information technology programs. The Compensation Committee considers the risks that our compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that our compensation plans and policies would create undue risk or have a material adverse effect on our company.

Board Diversity

We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience and leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our company. We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis prohibited by law. The assessment of directors is made in the context of the perceived needs of our Board of Directors from time to time.

All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our company. In addition to these attributes, the description of each director’s background sets forth above indicates the specific experience, qualifications, and skills necessary to conclude that each individual should continue to serve as a director of our company.

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The Board Diversity Matrix set forth below reports self-identified diversity statistics for our Board of Directors in the format required by Nasdaq’s rules.

Board Diversity Matrix for TherapeuticsMD, Inc. (As of April 20, 2023)
Board size:
Total number of directors	4
Gender:	Female	Male	Non-Binary	Did not Disclose Gender
Directors	1	2	0	1
Number of Directors who identify in any of the categories below:
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

Board Leadership Structure

We believe that effective board leadership structure depends on the experience, skills, and personal interaction among persons in leadership roles as well as the needs of our company at any point in time. We currently maintain separate roles between the Chief Executive Officer and the Executive Chairman of the Board of Directors in recognition of the differences between the two responsibilities. Our Chief Executive Officer is responsible for setting our strategic direction and day-to-day leadership and performance of our company. The Executive Chairman of the Board of Directors provides input to the Chief Executive Officer, sets the agenda for board meetings, and presides over meetings of the full Board of Directors as well as executive sessions of our Board of Directors. Our Board of Directors believes that our current leadership structure provides the most effective leadership model for our company, as it promotes balance between the Board of Directors’ independent authority to oversee our business and the Chief Executive Officer and his management team, which manage the business on a day-to-day basis.

Compensation Committee Interlocks and Insider Participation

During our fiscal years ended December 31, 2021 and December 31, 2022, Mr. Collins served as a member of the Compensation Committee. Ms. Ling and Mr. Musing served as members of the Compensation Committee until their resignations as members of the Board of Directors in December 2022 and Mr. Carroll served as a member of the Compensation Committee until his resignation as a member of the Board of Directors in December 2021.

None of Ms. Ling or Messrs. Collins or Musing have been at any time one of our officers or employees or had any relationship with us that requires disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

During the fiscal years ended December 31, 2021 and December 31, 2022, none of our executive officers served on the compensation committee or board of directors of any entity whose executive officers serve as a member of our Board of Directors or Compensation Committee.

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Compensation Recovery Policy

In 2021, we adopted a general compensation recovery, or clawback, policy covering our annual and long-term incentive award plans and arrangements after the SEC adopts final rules implementing the requirement of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”).

Anti-Hedging and Anti-Pledging Policy

In April 2020, the Board of Directors amended the Company’s Code of Conduct and Ethics to include a policy regarding hedging and pledging transactions. Pursuant to the policy, directors, officers, and employees are prohibited from: (1) directly or indirectly engaging in any hedging transactions with respect to any directly or indirectly owned securities of the company, which includes the purchase of any financial instrument (including puts, calls, equity swaps, forward contracts, collars, exchange funds or other derivative securities) on an exchange or in any other market in order to hedge or offset any decrease in the market value of such securities; (2) engaging in short sale transactions or forward sale transactions or any short-term or speculative transactions in the company’s securities or in other transactions in the company’s securities that may lead to inadvertent violations of insider trading laws; and (3) pledging securities of the company as collateral for a loan or otherwise using securities of the company to secure a debt, including through the use of traditional margin accounts with a broker.

Board and Committee Meetings

Our Board of Directors held a total of 37 meetings during the fiscal year ended December 31, 2022. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings held by all committees of our Board of Directors on which such director was a member.

During the fiscal year ended December 31, 2022, the Audit Committee held six meetings, the Compensation Committee held nine meetings and the Nominating and Corporate Governance Committee held two meetings.

Annual Meeting Attendance

We encourage our directors to attend each annual meeting of stockholders. All of our directors virtually attended the 2021 annual meeting of stockholders.

Communications with Directors

Stockholders may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to our Board of Directors of TherapeuticsMD, Inc. at the address set forth in this proxy statement c/o any specified individual director or directors. Any such letters are forwarded to the indicated directors. In addition, at the request of the Board of Directors, communications that do not directly relate to our Board of Directors’ duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.

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EXECUTIVE COMPENSATION

Our Board of Directors has appointed a Compensation Committee, consisting of independent members of our Board of Directors, to review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, or CEO, evaluate the performance of our CEO on achieving those goals and objectives, and determine or recommend to our Board of Directors the compensation of our CEO based on this evaluation. The Compensation Committee also recommends to our Board of Directors, or as directed by our Board of Directors, determines and approves, the compensation of our other executive officers. The Compensation Committee makes every effort to ensure our executive compensation program is consistent with our values and is aligned with our business strategy and corporate goals.

For 2022, our named executive officers, or NEOs, were:

•	Marlan Walker, CEO

•	Brian Bernick, Former Interim co-CEO

•	Mark Glickman, Former Interim co-CEO

•	Hugh O’Dowd, Former CEO

•	James D’Arecca, Former CFO

•	Michael Donegan, Former Interim CFO

On September 6, 2022, Mr. O’Dowd ceased serving as Chief Executive Officer of our Company and Dr. Bernick and Mr. Glickman were appointed as Interim Co-Chief Executive Officers. On December 30, 2022, Dr. Bernick and Mr. Glickman ceased serving as Interim Co-Chief Executive Officers of our Company and Mr. Walker was appointed Chief Executive Officer. Mr. Donegan ceased serving as Interim Chief Financial Officer effective as of December 30, 2022, however he is continuing to serve as the Company’s Principal Financial Officer and Principal Accounting Officer in a consulting capacity. In connection with the Company’s transformation into a pharmaceutical royalty company, the termination of our executive management team (except for Mr. Marlan Walker, our former General Counsel and current Chief Executive Officer) and all other employees was completed by December 31, 2022.

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Fiscal Year 2022 Summary Compensation Table

The following table lists the compensation of our NEOs for the years provided. The following information includes the dollar value of salaries, bonus awards, the number of awards granted, non-equity incentive plan compensation, and certain other compensation, if any.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)		Total ($)
Marlan D. Walker(3) Chief Executive Officer	2022	424,500	207,500	(4)	292,656	(5)	—	466,875	26,224	(6)	1,417,755
	2021	415,000	—		1,090,987	(5)	—	66,400	24,806	(6)	1,597,193
Michael Donegan(3) Former Interim Chief Financial Officer	2022	307,308	90,000	(4)	135,072	(7)	—	295,500	18,860	(8)	846,740

Brian Bernick, M.D.(3) Former Interim Co-Chief Executive Officer	2022	500,000	250,000	(4)	292,656	(9)	—	812,500	18,860	(10)	1,624,016

Mark Glickman(3) Former Interim Co-Chief Executive Officer	2022	408,462	175,000	(4)	292,656	(11)	—	608,750	118,860	(12)	1,428,728

Hugh O’Dowd(3) Former Chief Executive Officer	2022	521,442	—		2,391,900	(14)	—	725,000	25,966	(15)	3,664,308
	2021	273,000	250,000	(13)	4,372,500	(14)	—	—	289,495	(15)	4,934,995
James C. D’Arecca(3) Former Chief Financial Officer	2022	121,731	—		—		—	—	86,160	(17)	207,890
	2021	420,000	—		1,048,669	(16)	—	126,000	126,985	(17)	1,721,654

(1)

Represents the grant date fair value of restricted stock units (RSUs) and performance restricted stock units (PSUs) granted. The number of PSUs represents the maximum number of PSUs that may vest. The actual number of PSUs that will vest will depend on the Company’s achievement of certain performance goals.

(2)

Amounts in this column represent the amounts earned and payable under our annual performance-targeted incentive plan, which were earned and payable during the indicated fiscal year but were not paid until after the end of indicated fiscal year.

(3)

On April 1, 2022, Mr. D’Arecca ceased serving as the Chief Financial Officer and Principal Financial Officer of the Company. On September 6, 2022, Mr. O’Dowd ceased serving as the Company’s Chief Executive Officer. On December 30, 2022, Mr. Bernick and Mr. Glickman ceased serving as the Company’s Interim Co-Chief Executive Officers. Effective December 30, 2022, Mr. Donegan ceased serving as the Chief Financial Officer of the Company and Mr. Walker was appointed as the Chief Executive Officer of the Company.

(4)	Amounts represent retention bonuses paid in 2022.

(5)

For 2022, the amount represents (i) 5,200 PSUs with a grant date fair value of $179,400 and (ii) 5,200 RSUs with a grant date fair value of $113,256. For 2021, the amount represents (i) 231,130 RSUs with a grant date fair value of $252,051, which includes 57,797 RSUs with a grant date fair value of $42,318 awarded in connection to the 2021 Stock Option Exchange Program, and (ii) 693,336 PSUs with a grant date fair value of $838,936 assuming maximum payout.

(6)

For 2022, other compensation paid was related to (i) employer match to 401(k) plan of $2,000, and (ii) health and welfare benefits paid by the Company. For 2021, other compensation paid was related to (i) employer match to 401(k) plan of $2,000, and (ii) health and welfare benefits paid by the Company.

(7)	For 2022, the amount represents (i) 2,400 PSUs with a grant date fair value of $82,800 and (ii) 4,200 RSUs with a grant date fair value of $52,272.

(8)	For 2022, other compensation paid was related to (i) employer match to 401(k) plan of $2,000, and (ii) health and welfare benefits paid by the Company.

(9)	For 2022, the amount represents (i) 5,200 PSUs with a grant date fair value of $179,400 and (ii) 5,200 RSUs with a grant date fair value of $113,256.

(10)	For 2022, other compensation paid was related to (i) employer match to 401(k) plan of $2,000, and (ii) health and welfare benefits paid by the Company.

(11)	For 2022, the amount represents (i) 5,200 PSUs with a grant date fair value of $179,400 and (ii) 5,200 RSUs with a grant date fair value of $113,256.

(12)

For 2022, other compensation paid includes (i) $100,000 for consulting fees paid pursuant to Mr. Glickman’s agreement, (ii) employer match to 401(k) plan of $2,000, and (iii) health and welfare benefits paid by the Company.

(13)	For 2021, the amount represents a sign-on bonus paid to Mr. O’Dowd.

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(14)

For 2022, the amount represents (i) 42,500 PSUs with a grant date fair value of $1,466,250 and (ii) 42,500 RSUs with a grant date fair value of $925,650. For 2021, the amount represents 550,000 RSUs with a grant date fair value of $2,186,250 and 550,000 PSUs with a grant date fair value of $2,186,250.

(15)

For 2022, other compensation paid includes (i) $11,321 for unused vacation, (ii) employer match to 401(k) plan of $2,000, and (iii) health and welfare benefits paid by the company. For 2021, other compensation paid was related to (i) reimbursed taxable relocation expenses of $282,293, (ii) employer match to 401(k) plan of $2,000, and (iii) health and welfare benefits paid by the Company.

(16)	For 2021, the amount represents (i) 3,467 RSUs with a grant date fair value of $209,733 and (ii) 13,867 PSUs with a grant date fair value of $838,936 assuming maximum payout.

(17)

For 2022, other compensation paid includes (i) $43,270 for unused vacation, (ii) $32,815 of travel reimbursement, (iii) employer match to 401(k) plan of $2,000, and (iv) health and welfare benefits paid by the company. For 2021, other compensation paid was related to (i) reimbursed taxable travel expenses of $102,179 reflecting travel to and from the Company’s headquarters in Florida, (ii) employer match to 401(k) plan of $2,000, and (iii) health and welfare benefits paid by the Company.

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Outstanding Equity Awards at Fiscal Year-End 2022

The following table sets forth information with respect to outstanding equity-based awards held by our NEOs at December 31, 2022.

		Option Awards

	Equity Award Date	Number of Securities Underlying Unexercised Options			Option Exercise Price ($)	Option Expiration Date
Name		Exercisable (#)		Unexercisable (#)
Marlan D. Walker	06/21/2013	3,600			149.00	06/21/2023
	10/03/2013	300			157.00	10/03/2023
	06/05/2014	5,900			201.00	06/05/2024
	11/21/2014	2,000			200.50	11/21/2024
	07/30/2019	3,000		1,000	109.00	07/30/2029
Michael Donegan	06/21/2013	1,500			149.00	06/21/2023
	08/28/2019	2,400			136.50	08/28/2029
Brian Bernick	08/28/2019	6,000	(1)		136.50	03/30/2023

(1)	This amount reflects fully vested stock options for which Mr. Bernick had 90 days to exercise following his separation.

		Stock Awards

		Number of Shares or Units of Stock That Have Vested and Not Yet Settled (#)	Market Value of Shares or Units of Stock That Have Vested and Not Yet Settled(1) ($)				Equity Incentive Plan Awards
Name	Equity Award Date			Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(4) ($)
Marlan D. Walker	03/30/2020			1,010	(3)	5,646	3,030	(4)	16,938
	07/01/2021			2,311	(3)	12,918	3,467	(5)	19,379
	09/29/2021			770	(3)	4,304
	03/23/2022			5,200	(3)	29,068
	03/31/2022						5,200	(6)	29,068
Michael Donegan	03/30/2020	1,520	8,497
	07/01/2021	3,466	19,375
	09/29/2021	519	2,901
	03/23/2022	2,400	13,416
	03/31/2022	2,400	13,416
Mark Glickman	10/15/2021	15,366	85,896
	03/23/2022	5,200	29,068
	03/31/2022	5,200	29,068
Brian Bernick, M.D.	03/20/2020	4,040	22,584
	07/01/2021	10,400	58,136
	09/29/2021	1,107	6,188
	03/23/2022	5,200	29,068
	03/31/2022	5,200	29,068
Hugh O’Dowd	08/31/2021	36,666	204,963
	03/23/2022	42,500	237,575
	03/31/2022	42,500	237,575

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Stock Awards

		Number of Shares or Units of Stock That Have Vested and Not Yet Settled (#)	Market Value of Shares or Units of Stock That Have Vested and Not Yet Settled(1) ($)			Equity Incentive Plan Awards
Name	Equity Award Date			Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)
James C. D’Arecca		—	—	—	—	—	—

(1)	The amount reflects vested RSUs that were settled in January 2023. The amounts in this column are based on the closing price of our common stock on December 30, 2022 of $5.59.

(2)	The amounts in this column are based on the closing price of our common stock on December 30, 2022 of $5.59.

(3)	The amount reflects RSUs that vest one-third annually beginning on the equity award date.

(4)

The amount reflects the base number of PSUs that may vest. The actual number of PSUs that will vest will be between zero and two times the base number depending on the Company’s achievement of break-even quarterly EBITDA. The performance measurement period is between the second quarter 2020 and the fourth quarter 2022.

(5)

The amount reflects the base number of PSUs that may vest. The actual number of PSUs that will vest will be between zero and two times the base number depending on the Company’s achievement of certain (i) revenue goals for 2023 or (ii) revenue CAGR targets from 2021 to 2023.

(6)

The amount reflects the base number of PSUs that may vest. The actual number of PSUs that will vest will be between zero and two times the base number, depending on the total shareholder return milestone achieved. The performance measurement period is from April 1, 2022 to March 31, 2025.

Post-Employment Compensation

Pension Benefits

We do not offer any defined benefit pension plans for any of our employees. We have a 401(k) plan in which employees may participate.

Other Compensation

All of our executive officers are eligible to participate in our employee benefit plans, including medical and dental plans. These plans are available to all employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to executives that are not broadly available to our other employees. In designing these elements, we seek to provide an overall level of benefits that is competitive with that offered by similarly situated companies in the markets in which we operate based upon our general understanding of industry practice. These benefits are not considered in determining the compensation of our executive officers.

Employment Agreement

Marlan D. Walker has an amended and restated employment agreement, as amended (the “Walker Employment Agreement”), with the Company that commenced on December 18, 2018, and was amended twice effective October 15, 2021 and December 30, 2022. The Walker Employment Agreement provides that we will continue to employ Mr. Walker, and Mr. Walker will continue to serve the Company, unless sooner terminated pursuant to the terms of the Walker Employment Agreement.

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The Walker Employment Agreement provides for: (i) a base salary of $428,000 per year until April 15, 2023; thereafter, a base salary of $500,000 per year and a lump-sum bonus payment of $20,909, (ii) an annual short-term incentive compensation of 50% of salary, at the discretion of our Board of Directors, and (iii) 70,000 RSUs vesting on June 30, 2023. Mr. Walker will receive employee benefits, vacation, and other perquisites as may be determined from time to time.

Conditions of termination call for (i) termination immediately upon death, (ii) termination upon a disability in which Mr. Walker is unable to perform his duties for more than six consecutive months, (iii) voluntary termination without good reason by Mr. Walker with prior notice, (iv) involuntary termination by our Company without good cause, (v) termination for good cause, and (vi) termination for good reason wherein Mr. Walker will have 90 days from the date of occurrence of a condition giving rise to good reason to provide a notice of termination of his employment with the Company, which will be effective 31 days after we receive notice and the criteria remains uncorrected.

Potential Payments Upon Termination or Change in Control

We have employment agreements with certain of our executive officers as described above. The arrangements reflected in these employment agreements are designed to encourage the officers’ full attention and dedication to our Company currently and, in the event of any proposed change in control, provide these officers with individual financial security. The employment agreements provide for specified payments and benefits by us to our executive officers only upon a qualifying termination of employment as described below.

Effective April 1, 2022, Mr. James C. D’Arecca transitioned from his position as the Company’s Chief Financial Officer; his termination was by the Executive without Good Reason, as that term was defined in his Employment Agreement. Effective September 6, 2022, Mr. O’Dowd transitioned from his position as the Company’s Chief Executive Officer; his termination was by the Company without Good Cause, as that term was defined in his Employment Agreement. Effective December 30, 2022, Dr. Bernick transitioned from his position as the Company’s Co-Chief Executive Officer; his termination was by the Company without Good Cause, as that term was defined in his Amended and Restated Employment Agreement. Effective December 30, 2022, Mr. Glickman transitioned from his position as the Company’s Co-Chief Executive Officer; his termination was by the Company without Good Cause, as that term was defined in his Employment Agreement. Effective December 30, 2022, Mr. Donegan transitioned from his position as the Company’s Interim Chief Financial Officer; his termination was by the Company without Good Cause, as that term was defined in his Amended and Restated Employment Agreement. The Company entered into a Consulting Agreement with Mr. Donegan, pursuant to which Mr. Donegan will continue to serve as the Company’s Principal Financial and Accounting Officer.

Except as otherwise set forth below, the terminations of Messrs. D’Arecca, O’Dowd, Glickman, and Donegan, and Dr. Bernick (together, the “Departed Officers”), and the severance and other termination benefits paid to each of them was in accordance with their respective Employment Agreements or Amended and Restated Employment Agreement, as applicable, and no discretionary severance amounts were paid. Information with respect to the Employment Agreement and Amended and Restated Employment Agreement, as applicable, for each Departed Officer, is provided for each of his actual terms of separation.

Termination by Us Without Good Cause or by Executive with Good Reason — No Change in Control

Pursuant to Mr. O’Dowd’s Employment Agreement, he is entitled to receive (i) an amount equal to his annual base salary, which was provided in a single lump sum, (ii) an amount equal to his targeted annual bonus award for 2022, which amount was provided in a single lump sum, (iii) COBRA benefits for a period of eighteen (18) months following his termination, (iv) all unvested equity compensation, including performance-based equity at target level achievement, held by the executive will vest as of the effective date of such termination, and (v) payment for accrued but unused paid time off consistent with the Company’s policies and procedures therefor in effect.

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Pursuant to Dr. Bernick’s Amended and Restated Employment Agreement, Mr. Glickman’s Employment Agreement, and Mr. Donegan’s Amended and Restated Employment Agreement, Dr. Bernick, Mr. Glickman, and Mr. Donegan are each entitled to receive (i) the executive’s annual base salary for a period of twelve (12) months following the effective date of such termination, (ii) an amount equal to the executive’s targeted annual bonus award for 2022, (iii) COBRA benefits for a period of twenty-four (24) months following the executive’s termination, (iv) all unvested equity compensation, including performance-based equity at target level achievement, held by the executive will vest as of the effective date of such termination, and (v) payment for accrued but unused paid time off consistent with the Company’s policies and procedures therefor in effect (the “Separation Benefits”). Mr. Glickman also received $100,000 for ongoing consulting services. In addition to the amount received for ongoing consulting services and the Separation Benefits, Mr. Glickman received the fourth tranche of his performance bonus ($131,250) awarded under the 2022 Executive Retention and Performance Bonus Plan (the “ERB Plan”) and the second tranche of his performance bonus ($131,250) awarded under the ERB Plan, in exchange for providing transition assistance to the Company through March 31, 2023. In addition to the Separation Benefits, Mr. Donegan received the fourth tranche of his performance bonus ($67,500) awarded under the ERB Plan and the second tranche of his performance bonus ($67,500) awarded under the ERB Plan, in exchange for providing transition assistance to the Company through March 31, 2023, to be paid in a single lump sum within thirty (30) days following the end of the transition period.

In connection with his termination without Good Cause effective as of December 30, 2022, the Company entered into a General Consulting and Services Agreement with MCD Consulting and Management Services, LLC (“MCD”), the manager of which is Mr. Donegan (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Donegan provides consulting services deemed to be the functional equivalent of services normally and customarily provided by an employed chief financial officer until such time as Mr. Donegan transitions his role to a third party provider. The Consulting Agreement will be in effect until the completion of Mr. Donegan’s services.

Pursuant to the Consulting Agreement, MCD received a signing fee of $100,000 and will receive an additional fee of $50,000 per month. In addition, because the term of the Consulting Agreement was extended past March 31, 2023, MCD will receive an hourly fee of $205.28 per hour of services performed by Mr. Donegan. Because the Consulting Agreement was not terminated by MCD prior to March 31, 2023, or by the Company due to MCD’s material breach prior to March 31, 2023, MCD received an additional one-time fee of $100,000 on March 31, 2023. In addition, Mr. Donegan received a grant of 50,000 RSUs that vested on March 31, 2023.

Under the Walker Employment Agreement, for Mr. Walker, in the event of termination of the executive’s employment without “cause” (referred to as “good cause” in the Walker Employment Agreement) or resignation by the executive for “good reason” (as each term is defined in the Walker Employment Agreement), he would be entitled to, subject to his signing and not revoking a full and complete release of all claims against the Company and its affiliates, (i) the sum of his salary, payable on a biweekly basis ratably over eighteen (18) months, and one and one half times (1.5x) his target annual incentive compensation for the fiscal year in which such termination of employment occurs, (ii) a continuation of welfare benefits for a period of two years after such termination, (iii) COBRA benefits for a period of twenty-four (24) months following such termination, (iv) payment for any annual short-term incentive compensation earned for the calendar year immediately preceding the calendar year of such termination, (v) unpaid accrued base salary and unused vacation pay through the termination date, and (vi) amounts accrued but unpaid at the time of termination. Furthermore, the above obligations of the Company are subject to the executive complying with a non-solicitation agreement of employees and customers, and a non-competition agreement.

Termination or Resignation in Connection with a Change in Control

In the event of termination of Mr. Walker’s employment without “good cause” or resignation by the executive for “good reason” in the 12 months following a change in control, Mr. Walker would have all the benefits and obligations for termination without a change in control, except that he would receive the sum of his salary and continuation of welfare benefits for 18 months and would receive 150% of his targeted annual bonus award.

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Termination by Reason of Death or Disability

For Mr. Walker, in the event of termination of the executive’s employment by reason of his death or “disability” (as such term is defined in the Walker Employment Agreement), in addition to those payments and benefits provided to salaried employees generally, including amounts accrued but unpaid at the time of termination, he would be entitled to (i) pro-rated target annual incentive compensation for the fiscal year in which such termination of employment occurs, payable in a lump sum, subject to the executive’s signing and not revoking a full and complete release of all claims against the company and its affiliates in the event of a disability, (ii) immediate vesting of all outstanding equity awards that vest solely on the passage of time, (iii) accrued but unused vacation pay through the termination date, payable in a lump sum, and (iv) all other rights and benefits the executive is vested in, pursuant to other plans and programs of our company.

Termination by the Executive Without Good Reason

Pursuant to Mr. D’Arecca’s Employment Agreement, he is entitled to receive no further compensation under his Employment Agreement other than the payment of his base salary that accrued and remained unpaid as of the date of his termination, unreimbursed business expenses, and accrued but unused paid time off consistent with the Company’s policies and procedures therefor in effect.

The table below reflects the amount of compensation to Marlan Walker, the only NEO currently employed by the Company, assuming termination of such executive’s employment without cause or for good reason or following a change in control of our company on December 31, 2022. Other than as set forth below, no amounts will be paid to our NEOs in the event of termination.

Marlan Walker

Executive Benefits and Payments	Termination Without Good Cause or with Good Reason (Not in Connection with a Change in Control) ($)		Termination Without Good Cause or with Good Reason Following a Change in Control ($)		Termination by Reason of Death or Disability ($)
Cash severance	1,125,000	(1)	1,125,000	(2)	250,000	(3)
Equity awards(4)	127,014		127,014		127,014

(1)

Consists of payments due to executive for (i) 18 months of his then current salary, (ii) 150% target annual incentive compensation, (iii) health and welfare benefits for 24 months, (iv) unsued PTO, and (v) any annual short-term incentive compensation earned from the prior year that had not yet been paid by the Company. Mr. Walker’s salary was increased from $428,000 to $500,000 effective April 15, 2023. Amounts above reflect (i) 18 months of his then current salary and (ii) 150% target annual incentive compensation.

(2)

Consists of payments due to executive for (i) 18 months of his then current salary, (ii) 150% target annual incentive compensation, (iii) unsued PTO, and (iv) any annual short-term incentive compensation earned from the prior year that had not yet been paid by the Company. Mr. Walker’s salary was increased from $428,000 to $500,000 effective April 15, 2023. Amounts above reflect (i) 18 months of his then current salary and (ii) 150% target annual incentive compensation.

(3)	Represents full annual incentive compensation that would be prorated based on termination date.

(4)

Represents the value of unvested equity awards that would become fully vested. The value is calculated by multiplying the number of shares underlying each accelerated award by the difference between $5.59, the per share closing price of the common stock on December 30, 2022, and the per share exercise price, if any. If the exercise price was below $5.59, no value was attributable to the accelerated vesting of the awards.

Nonqualified Defined Contribution and Nonqualified Deferred Compensation

We do not offer any nonqualified defined contribution plans or nonqualified deferred compensation plans for any of our NEOs.

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Limitation of Directors’ Liability; Indemnification of Directors, Officers, Employees, and Agents

Our Amended and Restated Articles of Incorporation and bylaws, each as amended, provide that we may indemnify to the full extent of our power to do so, all directors, officers, employees, and/or agents. The effect of this provision in the Amended and Restated Articles of Incorporation, as amended, is to eliminate the rights of our company and our stockholders, either directly or through stockholders’ derivative suits brought on behalf of our company, to recover monetary damages from a director for breach of the fiduciary duty of care as a director except in those instances described under Nevada law.

Insofar as indemnification by our company for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to officers and directors of our company pursuant to the foregoing provisions or otherwise, we are aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Pay vs. Performance Comparison

As required by Item 402(v) of Regulation S-K, the information below reflects the relationship between executive compensation actually paid by us (“CAP”) to our PEOs, as principal executive officer, and other non-CEO NEOs (“Other NEOs”) and our financial performance for the years ended December 31, 2022, and 2021. The disclosure included in this section is required by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and the compensation of its NEOs.

The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years presented.

The following table sets forth information regarding actual compensation paid to our PEOs and Other NEOs for service during each of the last two completed fiscal years, as applicable.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Year	Summary Compensation Table Total for Robert G. Finizio(2)	Compensation Actually paid to Robert G. Finizio(3)	Summary Compensation Table Total for Hugh O’Dowd(2)	Compensation Actually paid to Hugh O’Dowd(3)	Summary Compensation Table Total for Brian Bernick(2)	Compensation Actually paid to Brian Bernick(3)	Summary Compensation Table Total for Mark Glickman(2)	Compensation Actually paid to Mark Glickman(3)	Summary Compensation Table Total for Marlan Walker(2)	Compensation Actually paid to Marlan Walker(3)
2022(1)	N/A	N/A	$3,664,308	$419,883	$1,624,016	$1,143,643	$1,428,728	$975,497	$1,417,755	$1,011,560
2021(1)	$7,047,652	$2,624,921	$4,934,995	$3,080,095	N/A	N/A	N/A	N/A	N/A	N/A

(l)	(m)	(n)	(o)	(p)

Year	Average Summary Compensation Table Total for Non-PEO Named Executive Officer(4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (in thousands)
2022	$527,315	$393,204	$9.24	$111,997
2021	$1,848,103	$527,723	$29.75	$(172,415)

(1)

During 2022 our Chief Executive Officers were Hugh O’Dowd, Brian Bernick, Mark Glickman and Marlan Walker. During 2021, our Chief Executive Officers were Robert G. Finizio and Hugh O’Dowd. During 2022 our remaining NEOs consisted of Michael Donegan, who ceased serving as an officer of our company effective as of December 30, 2022, and James C. D’Arecca, who ceased serving as an officer of our company on April 1, 2022. During 2021, our remaining NEOs consisted of James D’Arecca, Marlan Walker, John C.K. Milligan IV, who ceased serving as an officer of our company on April 8, 2021, and Edward Borkowski, who ceased serving as an officer of our company on September 30, 2021.

(2)

The dollar amounts reported in columns (b), (d), (f), (h) and (j) represent the amount of total compensation reported for Mr. Finizio, Mr. O’Dowd, Mr. Bernick, Mr. Glickman and Mr. Walker (collectively, our “PEOs”) for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year.

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(3)

The dollar amounts reported in columns (c), (e), (g), (i) and (k) represent the amount of “compensation actually paid” to our PEOs, as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received by or paid to the PEOs during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the total compensation for each covered fiscal year to determine the “compensation actually paid” to our PEOs for such fiscal year:

Adjustments to Determine Compensation “Actually Paid” for CEO and Other NEOs	Hugh O’Dowd		Brian Bernick		Mark Glickman		Marlan Walker		Robert Finizio
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Summary Compensation Table – Total Compensation	$3,664,308	$4,934,995	$1,624,016	N/A	$1,428,728	$—	$1,417,755	$—	N/A	$7,047,652
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	(2,391,900)	(4,372,500)	(292,656)	N/A	(292,656)	—	(292,656)	—	N/A	(4,517,331)
Deduction for Amounts Reported under the “Option Awards” Column in the Summary Compensation Table	—	—	—	N/A	—	—	—	—	N/A	—
Increase for fair value of awards granted during the year that remain unvested as of year-end	—	2,517,600	—	N/A	—	—	58,136	—	N/A	—
Increase for fair value of awards granted during the year that vested during the year	237,575	—	58,136	N/A	58,136	—	—	—	N/A	873,600
Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	—	—	—	N/A	—	—	(152,916)	—	N/A	—
Increase for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during the year	(545,600)	—	(233,853)	N/A	(212,211)	—	(10,089)	—	N/A	(779,000)
Decrease for change in fair value from prior year to vesting date of awards granted prior to year that were forfeited during the year	(544,500)	—	(12,000)	N/A	(6,500)	—	(8,670)	—	N/A	—
Deduction for Amounts Reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column in the Summary Compensation Table	—	—	—	N/A	—	—	—	—	N/A	—
Increase based upon Incremental Fair Value of Awards Modified during year	—	—	—	N/A	—	—	—	—	N/A	—
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	—	—	—	N/A	—	—	—	—	N/A	—
Total Adjustments to Summary Compensation	—	—	—	N/A	—	—	—	—	N/A	—

Total Compensation Actually Paid	$419,883	$3,080,095	$1,143,643	N/A	$975,497	$—	$1,011,560	$—	N/A	$2,624,921

(4)

The dollar amounts reported in column (m) represent the average amount of total compensation reported for our NEOs as a group (excluding our PEOs) for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year.

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(5)

The dollar amounts reported in column (n) represent the average amount of “compensation actually paid” to our NEOs as a group (excluding our PEOs), as computed in accordance with Item 402(v) of Regulation S-K for each covered fiscal year. The dollar amounts do not reflect the actual average amount of compensation earned or received by or paid to our NEOs as a group (excluding our PEOs) during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the average total compensation for each covered fiscal year to determine the “compensation actually paid” to our NEOs as a group (excluding our PEOs) for such fiscal year:

Adjustments to Determine Compensation “Actually Paid” for Other NEOs	2022	2021
Summary Compensation Table – Total Compensation	$527,315	$1,848,103
Deduction for Amounts Reported under the “Stock Awards” Column in the Summary Compensation Table	(67,536)	(1,079,414)
Deduction for Amounts Reported under the “Option Awards” Column in the Summary Compensation Table	—	—
Increase for fair value of awards granted during the year that remain unvested as of year-end	—	194,160
Increase for fair value of awards granted during the year that vested during the year	13,416	414,474
Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	—	(368,999)
Increase for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during the year	(142,128)	(213,456)
Decrease for change in fair value from prior year to vesting date of awards granted prior to year that were forfeited during the year	(2,220)	—
Deduction for Amounts Reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column in the Summary Compensation Table	—	—
Increase based upon Incremental Fair Value of Awards Modified during year	—	—
Increase based on Dividends or Other Earnings Paid during year prior to Vesting Date of Award	—	—
Total Adjustments to Summary Compensation	—	—

Total Compensation Actually Paid	$393,204	$527,723

Analysis of Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Net Income

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Compensation Actually Paid and Company TSR

All information provided above under the “Pay vs. Performance Comparison” heading will not be deemed to be incorporated by reference into any of TherapeuticsMD’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent TherapeuticsMD specifically incorporates such information by reference.

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EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2022, the following table shows the number of securities to be issued upon exercise of outstanding options under equity compensation plans approved by our stockholders, which plans do not provide for the issuance of warrants or other rights.

	(a) Number of Securities to be Issued Upon				(c) Number of Securities Remaining Available For Future Issuance Under Equity

Plan Name	Exercise of Outstanding Options (#)	Vesting and Settlement of Restricted Stock Units (“RSUs”) (#)	Vesting and Settlement of Performance Stock Units (“PSUs”)(1) (#)	(b) Weighted- Average Exercise Price of Outstanding Options ($)	Compensation Plans (Excluding Securities Reflected in Columns (a))(2) (#)
Equity Compensation Plans Approved by Stockholders
2019 Plan(3)	45,477	115,676	99,812	122.89	352,000
2012 Plan	10,808	—	—	281.16	—
2009 Plan	114,478	—	—	266.97	—
Equity Compensation Plans Not Approved by Stockholders
None	—	—	—	—	—

(1)

This number includes 80,573 PSUs that vested as of December 31, 2022 and settled in January 2023. The actual number of PSUs that will vest will be between zero and 19,239 depending on the Company’s achievement of certain performance goals.

(2)	The number of remaining shares of common stock available for future issuance is based on an assumption that the maximum performance goals for PSUs were achieved, where applicable.

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CERTAIN TRANSACTIONS AND RELATIONSHIPS

Policy Relating to Related Party Transactions

We have a policy that we will not enter into any material transaction in which a director or officer has a direct or indirect financial interest unless the transaction is determined by our Board of Directors to be fair to us or is approved by a majority of our disinterested directors or by our stockholders, as provided for under Nevada law. Generally, our Board of Directors as a whole, other than an affected director, if applicable, determines whether a director or officer has a direct or indirect (i.e., any) financial interest in a transaction deemed material based upon our Code of Conduct and Ethics and Nevada law. From time to time, our Audit Committee, in accordance with its charter, will also review potential conflict of interest transactions involving members of our Board of Directors and our executive officers. The policy with respect to such transactions is provided in our company’s Code of Conduct and Ethics.

Related Party Transactions

Other than compensation arrangements, we describe below transactions and series of similar transactions, since January 1, 2021, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers, or holders of more than 5% of our voting securities, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Compensation arrangements for our directors and NEOs are described elsewhere in this proxy statement.

Agreements with Catalent, Inc.

In July 2015, J. Martin Carroll, a former director of our company, was appointed to the board of directors of Catalent, Inc. Mr. Carroll resigned from our board of directors effective December 31, 2021. From time to time, we have entered into agreements with Catalent, Inc. and its affiliates, or Catalent, in the normal course of business. These agreements, however, were transferred to Mayne Pharma as part of our transaction with Mayne. Since July 2015, agreements with Catalent were reviewed by independent directors of our company, or a committee consisting of independent directors of our company during the time in which Mr. Carroll sat on our board of directors. During the years ended December 31, 2022, 2021 and 2020, we were billed by Catalent approximately $4,287,181, $4,839,531, and $5,007,040, respectively, for manufacturing activities related to our clinical trials, scale-up, registration batches, stability, and validation testing.

Agreements with American International Group, Inc.

In April 2020, Karen L. Ling was appointed to our Board of Directors. At the time, Ms. Ling served as Executive Vice President and Chief Human Resources Officer of American International Group, Inc., or AIG. Ms. Ling resigned from our Board of Directors effective December 30, 2022. From time to time, we have entered into agreements with AIG in the normal course of business. Agreements with AIG have been reviewed by independent directors of our Company, or a committee consisting of independent directors of our Company, since April 2020. During the years ended December 31, 2022, 2021 and 2020, we were billed by AIG approximately $10,000, $43,000, and $187,000 for various insurance coverage for our company.

Agreements with Rubric Capital Management LP

On August 23, 2022, we appointed Mr. Justin Roberts as a director to fill a newly created vacancy on the Board of Directors. As a director of the Company, Mr. Roberts is entitled to receive compensation in the same

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manner as our other non-employee directors, but he has elected not to receive any compensation for his service as a non-employee director at this time. Mr. Roberts currently serves as a Partner of Rubric. On July 29, 2022, September 30, 2022, October 28, 2022 and May 1, 2023, we entered into subscription agreements with Rubric. On December 30, 2022, and in accordance with the terms of the Certificate of Designation, the Company redeemed all 29,000 outstanding shares of the Company’s Series A Preferred Stock from Rubric at a purchase price of $1,333 per share. The Company also paid certain affiliates of Rubric approximately $3.0 million as a make-whole payment pursuant to the subscription agreements previously entered into between the Company and Rubric.

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DIRECTOR COMPENSATION

We compensate our non-employee directors with a combination of cash and equity. Our Board of Directors receives the following cash compensation for their service: each director receives an annual cash retainer of $57,500; the chairperson of the Board receives an additional $22,500 annual cash retainer; the chairperson of our Audit Committee receives an annual cash retainer of $30,000 and the other members of the Audit Committee receive an annual cash retainer of $15,000; the chairperson of the Compensation Committee receives an annual cash retainer of $20,000 and the other members of the Compensation Committee receive an annual cash retainer of $12,000; and the chairperson of each of our other committees receives an annual cash retainer of $12,500 and the other members receive an annual cash retainer of $7,500. We also reimburse our directors for reasonable expenses related to attendance at Board of Directors and committee meetings. In addition, each director who served on our Board of Directors after September 29, 2022 received an annual award of 5,000 restricted stock units, with the exception of the Chairman of the Board who received an annual award of 34,175 restricted stock units. All restricted stock units granted to our directors in 2022 represent a contingent right to receive one share of common stock and will vest on the one year anniversary of the date of grant. We do not pay our directors per meeting fees.

The following table and accompanying footnotes detail compensation paid to our directors for services rendered for the year ended December 31, 2022. Mr. Roberts is entitled to receive compensation in the same manner as our other non-employee directors, but he has elected not to receive any compensation for his service as a non-employee director at this time. Mr. O’Dowd’s compensation is described above under “Executive Compensation.”

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)
Tommy G. Thompson(6)	150,000	229,998	—	379,998
Paul M. Bisaro(3)	90,868	33,650	—	124,518
Cooper C. Collins	92,000	33,650	—	125,650
Karen L. Ling(3)	76,456	33,650	—	110,106
Jules A. Musing(3)	70,544	33,650	—	104,194
Gail Naughton, Ph.D.	72,500	33,650	—	106,150
Angus C. Russell(3)	87,500	33,650	—	121,150
Justin Roberts(5)	—	—	—	—
Robert G. Finizio(4)	7,507	—	—	7,507

(1)	As of December 31, 2022, each of the directors listed in the “Director Compensation” table had the following awards outstanding:

Name	Option Awards (#)	Stock Awards (#)
Tommy G. Thompson	20,400	34,175
Paul M. Bisaro	—	—
Cooper C. Collins	9,900	5,000
Karen L. Ling	—	—
Jules A. Musing	13,900	—
Gail Naughton, Ph.D.	—	5,000
Angus C. Russell	7,000	—
Justin Roberts	—	—
Robert G. Finizio	—	—

(2)

We grant RSUs for shares of common stock to non-employee directors. We value our RSUs by reference to our stock price on the date of grant. We recognize compensation expense for RSUs based on a straight-line

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basis over the requisite service period of the entire award. For further information, see “Note 10 – Stockholders’ deficit” of the financial statements included in our most recent Annual Report on Form 10-K.

(3)	These individuals resigned from the Board of Directors on December 30, 2022.

(4)	Mr. Finizio resigned from the Board of Directors on February 17, 2022.

(5)	Mr. Roberts joined the Board of Directors on August 23, 2022.

(6)	Mr. Thompson was appointed Executive Chairman of the Board of Directors on September 6, 2022.

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REPORT OF THE AUDIT COMMITTEE

The Board of Directors has appointed an Audit Committee consisting of independent directors. All of the members of the committee must be “independent” of our company and management, as independence is defined in applicable rules of the SEC and the Nasdaq listing standards.

The purpose of the Audit Committee is to assist the oversight of our Board of Directors in the integrity of the financial statements of our company, our company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of our company’s independent auditor and any internal audit function. The primary responsibilities of the committee include overseeing our company’s accounting and financial reporting process and audits of the financial statements of our company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditor is responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In this context, the Audit Committee met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee the audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

The Audit Committee discussed with our independent auditor the overall scope and plans for its audit. The Audit Committee meets with the independent auditor, with and without management present, to discuss the results of the independent auditor’s examinations, its evaluations of our company, the internal controls, and the overall quality of the financial reporting. The Audit Committee held six meetings in 2022.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

The report has been furnished by the Audit Committee of our Board of Directors.

May [X], 2023	Cooper C. Collins, Chair Justin Roberts Tommy G. Thompson

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These regulations require the directors, officers, and persons who own more than 10% of a registered class of our equity securities to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2022, and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year was a director, officer, or persons who own more than 10% of a registered class of our equity securities, complied with all Section 16(a) filing requirements during such fiscal year, except that Brian Bernick, Marlan D. Walker, Mark Glickman and Michael Donegan each filed a late Form 4 on December 9, 2022 in connection with the vesting of RSUs and the sale of common stock to cover the tax obligations arising from the same and Mark Glickman, Hugh O’Dowd, Marlan D. Walker and Michael Donegan each filed a late Form 4 on March 23, 2022 in connection with the grant of RSUs.

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SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

The following table sets forth information regarding the beneficial ownership of our common stock as of April 20, 2023, by the following:

•	each of our directors and named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of April 20, 2023. Shares issuable pursuant to stock options, warrants, and convertible securities are deemed outstanding for computing the percentage of the person holding such options, warrants, or convertible securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o TherapeuticsMD, Inc., 951 Yamato Road, Suite 220, Boca Raton, Florida 33431.

	Shares Beneficially Owned

Name of Beneficial Owners	Number	Percent(1)
Executive Officers and Directors:
Marlan D. Walker(2)	27,107	*
Tommy G. Thompson(3)	40,687	*
Cooper C. Collins(4)	56,622	*
Gail K. Naughton, Ph.D.	—	*
Justin Roberts	—	*
Brian Bernick, MD(5)(6)	65,026	*
James D’Arecca(6)(7)	2,476	*
Michael Donegan(8)	65,753	*
Mark A. Glickman(6)(9)	27,060	*
Hugh O’Dowd(6)(10)	121,666	1.2%
All executives and directors as a group (5 persons)	124,416	1.2%
5% Stockholders:
Rubric Capital Management LP(11)	1,757,191	17.3%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Based on 10,135,323 shares outstanding as of April 20, 2023.

(2)	Includes (i) 12,307 shares held by Mr. Walker directly, and (ii) 14,800 shares issuable to Mr. Walker upon the exercise of vested stock options.

(3)

Includes (i) 14,312 shares held by Thompson Family Investments, LLC, an entity solely owned by Thompson Family Holdings, LLC, an entity solely owned by Mr. Thompson, (ii) 5,954 shares held by Mr. Thompson directly, (iii) 21 shares held indirectly by Thompson Family Holdings, LLC and (iv) 20,400 shares issuable to Mr. Thompson upon the exercise of vested stock options.

(4)	Includes (i) 46,722 shares held by Mr. Collins directly and (ii) 9,900 shares issuable to Mr. Collins upon the exercise of vested stock options.

(5)

Includes (i) 29,819 shares held by Mr. Bernick directly, (ii) 35,147 shares held by BF Investment Enterprises Ltd. (“BF Investment”) and (iii) 60 shares held by BF Management, LLC (the “GP”), the general partner of BF Investment.

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Mr. Bernick (i) holds, together with his spouse as tenants by the entirety, a 70.6% membership interest in the GP, (ii) holds, together with his spouse as tenants by the entirety, a 73% limited partner interest in BF Investment, (iii) holds in the aggregate, with his spouse in their individual capacities, 3.272% limited partner interest in BF Investment, and (iv) serves as the Manager of the GP.

(6)

Messrs. Bernick, Glickman, O’Dowd, and D’Arecca left the Company in 2022. Accordingly, the Company does not have beneficial ownership information for these individuals as of April 20, 2023. The information above is based on SEC filings and records of the Company.

(7)	Includes 2,476 shares held by Mr. D’Arecca directly.

(8)	Includes (i) 61,853 shares held by Mr. Donegan directly and (ii) 3,900 shares issuable to Mr. Donegan upon the exercise of vested stock options.

(9)	Includes 27,060 shares held by Mr. Glickman directly.

(10)	Includes 121,666 shares held by Mr. O’Dowd directly.

(11)	Based solely on the Form 4 filed with the SEC by Rubric Capital Management LP on December 12, 2022. The address of Rubric Capital Management LP is 155 East 44th Street, Suite 1630, New York, NY 10017.

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PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC’s rules.

Summary

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide advisory approval of the compensation of our NEOs, as such compensation is described in the Executive Compensation section of this proxy statement. Our executive compensation program is designed to enable us to attract, motivate, and retain highly qualified executives. This program provides long-term stock-based incentive compensation that focuses our executives’ efforts on building stockholder value by aligning their interests with those of our stockholders. We urge our stockholders to review the executive-related compensation information and related tables for more information.

It is expected that the next say-on-pay vote will occur at the 2024 annual meeting of stockholders.

Board Recommendation

Our Board of Directors believes that the information provided within the “Executive Compensation” section of this proxy statement demonstrates our executive compensation program is designed appropriately and is working to ensure our NEOs receive the majority of their compensation based on performance-driven considerations and that management’s interests are aligned with our stockholders’ interests to support long-term value creation.

The following resolution is submitted for a stockholder vote at the annual meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2022, as disclosed in the compensation tables and narrative discussion set forth in this proxy statement.

Vote Required

The say-on-pay vote is advisory, and therefore not binding on our company, the Compensation Committee, or our Board of Directors. Although non-binding, the vote will provide information to the Compensation Committee and our Board of Directors regarding investor sentiment about our executive compensation philosophy, policies, and practices, which the Compensation Committee and our Board of Directors will be able to consider when determining executive compensation for the years to come.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022, AS DESCRIBED IN THE EXECUTIVE COMPENSATION SECTION, INCLUDING THE TABULAR AND NARRATIVE DISCLOSURE SET FORTH IN THIS PROXY STATEMENT.

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PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

Overview

Our Board of Directors has approved the amendment to our Amended and Restated Articles of Incorporation, as amended, subject to stockholder approval, to increase the number of authorized shares of common stock from 12,000,000 shares to 32,000,000 shares (the “Share Increase”) and recommends unanimously that our stockholders approve the Share Increase. The proposed amendment is reflected in the Charter Amendment attached to this proxy statement as Appendix A. For avoidance of doubt, this Proposal Three will only amend Article IV of our Amended and Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock by 20,000,000. You are encouraged to read the Charter Amendment in its entirety.

The additional 20,000,000 shares of common stock will be part of the existing class of common stock, and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. The Company’s Amended and Restated Articles of Incorporation, as amended, have not been previously amended to increase the number of authorized shares of common stock since July 2020.

Purpose

Our Board of Directors believes that the authorized number of shares of common stock should be increased as a matter of good corporate governance to provide sufficient shares for such corporate purposes as may reasonably be determined by the Board of Directors to be necessary and in the best interest of our company and stockholders. These purposes may include, but are not limited to:

•	raising capital through the future sale of our common stock when necessary or appropriate;

•	expanding our business through the acquisition of other businesses, products, or assets; and

•	establishing partnerships, collaborations, and/or other strategic relationships with other companies.

Our Board of Directors believes that these additional shares would provide us with needed flexibility to issue shares in the future without potential expense or delay incident to obtaining stockholder approval for a particular issuance. Other than in connection with the Private Placement, we do not have any specific plans, arrangements, undertakings or agreements for the proposed increase of authorized shares in connection with any of the foregoing prospective activities. Once authorized, the additional shares of common stock may be issued with approval of our Board of Directors but without further approval from our stockholders, unless applicable law, rule or regulation requires stockholder approval for such issuance. Stockholder approval of the Share Increase is required under Nevada law.

Proposed Changes to the Amended and Restated Articles of Incorporation, as Amended

The proposed Share Increase will increase the number of shares of common stock authorized for issuance from 12,000,000 shares to 32,000,000 shares. The Company is currently authorized to issue 22,000,000 shares of capital stock, of which 12,000,000 shares are designated as common stock and 10,000,000 shares are designated as preferred stock, $0.001 par value per share (“preferred stock”) (none of which are currently issued and outstanding). The Share Increase will not change any substantive terms of the common stock or preferred stock or any powers or rights of their respective holders. The common stock will continue to be listed and traded on the Nasdaq Global Select Market under the symbol “TXMD.”

If Proposal Three is approved, we intend to amend our Amended and Restated Articles of Incorporation, as amended, in connection with implementing the proposal. A copy of the Charter Amendment is attached to this proxy statement as Appendix A.

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Certain Risks Associated with the Charter Amendment

There can be no assurance that the market price per share of our common stock after the Charter Amendment will remain constant in proportion to the increase in the number of shares of our common stock outstanding before the Charter Amendment.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. These factors include the status of the market for our common stock, our reported results of operations in future periods, and general economic, market and industry conditions.

Principal Effects on Outstanding Common Stock

Holders of common stock are entitled to one vote per share on all matters submitted to a vote of stockholders. Upon a liquidation, dissolution or windup of our company, holders of common stock would be entitled to share ratably in any assets for distribution to stockholders after payment of all of the company’s obligations, subject to the rights to receive preferential distributions of the holders of any preferred stock then outstanding.

The additional shares of common stock would have rights identical to our common stock currently outstanding. Approval of the Share Increase and any issuance of common stock would not affect the rights of the holders of our common stock currently outstanding, except to the extent that future issuances of common stock would reduce each existing stockholder’s proportionate ownership. If the proposed Share Increase is approved and the Board of Directors decides to issue such shares of common stock, such issuance of common stock would increase the outstanding number of shares of common stock, thereby causing dilution in earnings per share and voting interests of the outstanding common stock. As of the record date,                                          shares of our common stock were issued and outstanding,                                          shares of our common stock were subject to outstanding stock options, warrants, restricted stock awards, or other convertible securities, and                                          shares of our common stock were reserved for issuance under the 2019 Plan, thereby leaving                                          shares of common stock unassigned and authorized for potential issuance of the current 12,000,000 shares of common stock authorized. If approved, the Share Increase will not change the number of shares of preferred stock authorized for issuance.

Additionally, the issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of our company. While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the company through subsequent issuances of these shares and the other reasons set forth above, which among other things, could include issuances in one or more transactions that would make a change in control of the company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the Charter Amendment is not in response to any attempt to accumulate common stock or obtain control of the company that we are aware of, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors or stockholders.

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Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock is required to approve the Amendment to the Amended and Restated Articles of Incorporation, as amended.

OUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT APPROVAL OF THE CHARTER AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ON THE BASIS OF THE FOREGOING, OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CHARTER AMENDMENT AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT.

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PROPOSAL FOUR

PRIVATE PLACEMENT PROPOSAL

Overview

As previously disclosed, on May 1, 2023, we entered into a subscription agreement (the “Purchase Agreement”) with Rubric Capital Management LP (“Rubric”). Pursuant to the Purchase Agreement, we agreed to sell to Rubric, or one or more of its affiliates, up to an aggregate of 5,000,000 shares of our common stock, par value $0.001 per share (the “Shares”), from time to time during the term of the Purchase Agreement, at a purchase price of the five-day volume-weighted average price of our common stock at the time of the sale of such Shares, at an aggregate purchase price of up to $5,000,000 (collectively, the “Private Placement”).

We are asking our stockholders to consider and vote on a proposal to approve the issuance of the Shares (the “Private Placement Proposal”), which may result in a “change of control” of the Company under the applicable rules of Nasdaq. Rubric is currently our principal stockholder and holds approximately 17.3% of our outstanding shares of common stock (based on 10,135,323 shares outstanding as of April 20, 2023). If the Private Placement is approved by our stockholders, Rubric may purchase up to 5,000,000 Shares and hold up to approximately 44.6% of our outstanding shares of common stock following the Private Placement (based on 10,135,323 shares outstanding as of April 20, 2023 and assuming 5,000,000 Shares are issued pursuant to the Private Placement).

The approval of the Private Placement Proposal is critical in order to consummate the Private Placement and obtain the financing necessary to allow us to continue as a going concern.

The Private Placement was approved by our Board of Directors on April 24, 2023. Our Board of Directors determined that the Private Placement was advisable and in the best interest of our stockholders, and determined to recommend that stockholders approve the Private Placement Proposal for a number of reasons which are summarized below. In reaching its determination, our Board of Directors also considered potential strategic alternatives and the risks that would be involved with delaying or declining to pursue the Private Placement given our current cash position.

Factors Considered by our Board of Directors in its Recommendation

After careful consideration, our Board of Directors determined that the Purchase Agreement and the transactions contemplated thereby, including the Private Placement, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the Private Placement Proposal.

In evaluating the Purchase Agreement and the transactions contemplated thereby, including the Private Placement, our Board of Directors consulted with our senior management and our legal and strategic advisors, among others, and considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):

•	Our current need for cash and the long-term benefit to our financial condition of receiving the proceeds from the sale of the Shares, in light of our current cash position and liquidity needs.

•	The ability of the Company to issue and sell Shares pursuant to the Private Placement from time to time as needed.

•

Our management’s analysis, based on discussions with our strategic advisors, of the likelihood of securing alternative sources of capital through potential public or private sales of common stock, warrants, or convertible or nonconvertible debt securities and the likely price and other terms and conditions of such sales, as well as the significant risk, cost, and delay of pursuing any alternative.

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•	The recent performance of our stock price on Nasdaq and the significant recent volatility in the capital markets as a whole.

•

The fact that, as a condition to the closing of the Private Placement and the transactions contemplated by the Purchase Agreement, the Private Placement Proposal must be approved by our stockholders or, to the extent permitted by applicable law, waived by the purchaser.

•

The terms and conditions of the Purchase Agreement, including, among other things, the representations, warranties, covenants and agreements of the parties, the conditions to closing, and the termination rights of the parties, taken as a whole, which our Board of Directors determined were more favorable to the Company and its stockholders than those terms and conditions which could have been negotiated with or offered by other potential strategic partners and/or investors.

•

Potential risks associated with considering alternatives to the Private Placement, including the potential impact on the price of our common stock and ability to generate sufficient capital to support our ongoing operations.

•	Potential risks associated with Rubric’s significant ownership percentage following the closing.

Purchase Agreement and Private Placement

As previously disclosed, on April 27, 2023, we entered into the Purchase Agreement for the Private Placement with Rubric as purchaser. Pursuant to the Purchase Agreement, we agreed to sell to Rubric the Shares from time to time during the term of the Purchase Agreement in separate draw downs at the election of the Company. The initial draw down will occur on the third trading day following receipt of stockholder approval of the Private Placement, and the parties have agreed the initial draw down will consist of a sale of 312,525 Shares at a price per share equal to $3.6797. At our election, we may issue additional shares from time to time to Rubric, up to an aggregate cap of 5,000,000 total shares and $5,000,000. The purchase price of the Shares for any future draw downs will be the five-day volume-weighted average price of our common stock. The effectiveness of the Purchase Agreement and each draw down is subject to the satisfaction or waiver of certain conditions, including that our stockholders approve the Private Placement Proposal.

If the Private Placement is approved by our stockholders, following the closing of the Private Placement, Rubric will own up to approximately 44.6% of our common stock (based on 10,135,323 shares outstanding as of April 20, 2023 and assuming 5,000,000 shares are issued pursuant to the Private Placement).

The terms of the Purchase Agreement require that the Company seek stockholder approval for the Private Placement at a meeting of the Company’s stockholders to occur no later than 90 days (or 150 days if the proxy statement is reviewed by the SEC) following the date of the Purchase Agreement and it is a condition to effectiveness of the Purchase Agreement that the Company’s stockholders approve Proposal Three relating to the Share Increase and this Proposal Four relating to the Private Placement.

Rubric is entitled to certain registration rights under the terms of the Purchase Agreement. Under the terms of the Purchase Agreement, we will be obligated to file a registration statement to register the Shares for resale within 120 days following the effective date of the Purchase Agreement.

The foregoing description of the terms of Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached to this Proxy Statement as Appendix B.

Why We Need Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(b) and 5635(d).

Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. This rule does not specifically define when a change in control of a company may be deemed to

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occur; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% or more of a company’s pre-transaction total number of shares of outstanding capital stock. Following the initial draw down of 312,525 Shares, Rubric will own approximately 20.4% of our common stock (based on 10,135,323 shares outstanding as of April 20, 2023). Pursuant to the terms of the Purchase Agreement, the Company may issue, and Rubric may purchase, up to 5,000,000 shares of our common stock. Following the Private Placement, Rubric may own up to approximately 44.6% of our common stock (based on 10,135,323 shares outstanding as of April 20, 2023 and assuming 5,000,000 shares are issued pursuant to the Private Placement). If this proposal is approved by our stockholders, the Private Placement may result in a change of control under Nasdaq Listing Rule 5635(b).

Additionally, under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance of common stock at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement, if the number of shares of common stock to be issued equals 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance. We may issue up to 5,000,000 shares of our common stock to Rubric in connection with the Private Placement, which may exceed 20% of both the voting power and the number of shares of common stock outstanding before such issuance and the price per share at the time of issuance may be lower than at the time the Purchase Agreement was entered into.

We are, therefore, seeking stockholder approval for the sale and issuance of the shares to occur in connection with the Private Placement to satisfy the requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

Dilution and Impact on Existing Stockholders

The issuance of the shares of our common stock which are the subject of this proposal would have a dilutive effect on current stockholders, in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance. This means also that our existing stockholders will own a smaller interest in the Company as a result of such issuance and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of our common stock pursuant to this proposal could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause the prevailing market price for our common stock to decline.

Following the closing of the Private Placement, Rubric may own up to approximately 44.6% of our common stock (based on 10,135,323 shares outstanding as of April 20, 2023 and assuming 5,000,000 shares are issued pursuant to the Private Placement). By selling the Shares to Rubric in the Private Placement:

•

Rubric could influence our management and affairs and matters requiring stockholder approval, including the election of directors and the approval of significant corporate transactions, such as mergers, consolidations or the sale of all or substantially all of our assets;

•	the concentration of voting power could deter or prevent a change in control that might otherwise be beneficial to our stockholders; and

•

the interests of Rubric may be different than the interests of other stockholders, and Rubric’s increased voting power could enable them to take certain actions that may not be in the best interests of our stockholders.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain the requisite stockholder approval of the Private Placement Proposal, the Purchase Agreement will not be effective and the Private Placement will not occur. Accordingly, we would not receive any proceeds from Rubric as payment for the shares of our common stock, such funds will not be available to pursue the activities described below, and we may be unable to continue as a going concern.

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Use of Proceeds

We intend to use the net proceeds from the Private Placement to support operations and for other general corporate purposes. We may find it necessary or advisable to use the net proceeds for other purposes, and our management will have broad discretion in the application of the net proceeds.

Interests of Directors and Executive Officers

Except as set out below, our directors and executive officers have no substantial interests, directly or indirectly, in the Private Placement except to the extent of their beneficial ownership of shares of our common stock.

Approval of the Private Placement Proposal is required to issue the Shares to be sold in the Private Placement. Justin Roberts is a member of our Board of Directors and is a partner at Rubric, which is participating in the Private Placement. Rubric currently holds approximately 17.3% of our outstanding shares of common stock (based on 10,135,323 shares outstanding as of April 20, 2023) and in connection with the Private Placement, may purchase up to an additional 5,000,000 shares and hold up to approximately 44.6% of our outstanding shares of common stock (based on 10,135,323 shares outstanding as of April 20, 2023 and assuming 5,000,000 shares are issued pursuant to the Private Placement).

Vote Required

The approval of the Private Placement Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter, assuming a quorum is established at the annual meeting. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote AGAINST this proposal. Each broker non-vote will be counted for purposes of determining the presence or absence of a quorum but will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PRIVATE PLACEMENT PROPOSAL.

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PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of our Board of Directors has selected and appointed Grant Thornton as our independent registered public accounting firm for the 2023 fiscal year. Grant Thornton has served as our independent registered public accounting firm since March 30, 2015.

Our Audit Committee recommends that stockholders vote in favor of the ratification of the appointment of Grant Thornton to audit the consolidated financial statements of our company for the fiscal year ending December 31, 2023. Although ratification is not required by our bylaws or otherwise, our Board of Directors is submitting the appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on such ratification, our Audit Committee will reconsider its selection.

We expect that representatives of Grant Thornton will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Aggregate fees billed to our company for the fiscal year ended December 31, 2022 and 2021 by Grant Thornton, our independent registered public accounting firm, were as follows:

	2022 ($)	2021 ($)
Audit fees	560,923	539,829
Audit-related fees	65,000	—
Tax fees	242,301	104,146
All other fees	—	5,390
Total	868,224	649,365

Audit fees consist of fees associated with the annual audit, the reviews of our annual and quarterly reports, and other filings with the SEC as well as comfort letters and consents. Audit-Related Fees consist of fees for the audit of the financial statements of our former subsidiary vitaCare Prescription Services, Inc. Tax fees included the preparation of our tax returns and other related services. All Other Fees consist of fees associated with consulting and advisory services.

Audit Committee Pre-Approval Policies and Procedures

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval, or adopting procedures for pre-approval, of all audit, audit-related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairperson of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The

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Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditor.

Our Audit Committee requires that our independent auditor, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided by Grant Thornton described above were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

Ratification by Stockholders of the Appointment of Independent Auditor

Ratification of the appointment of Grant Thornton to audit the consolidated financial statements of our company for the fiscal year ending December 31, 2023 will require the affirmative vote of a majority of the votes cast, assuming that a quorum is present at the meeting.

Board Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF GRANT THORNTON, LLP TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF OUR COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

As more specifically provided in our bylaws, as amended, no business may be brought before an annual meeting of stockholders unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered proper notice to us, together with the information required by our bylaws, as amended. Director nominations and stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders for the fiscal year ending December 31, 2023 must be received by us not less than 90 days (by March 28, 2024) and not more than 120 days (by February 27, 2024) before the anniversary of the prior year’s annual meeting of stockholders, unless we change the date of our 2024 annual meeting by more than 30 days before or 60 days after such anniversary date, in which case, stockholder proposals must be received not earlier than 120 days prior to the annual meeting and not later than the later to occur of 90 days prior to the annual meeting and ten days following the date on which a public announcement of the date of the annual meeting is first made by us.

Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2024 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act and our bylaws, as amended. To be eligible for inclusion in such proxy materials, stockholder proposals must be received not later than                , 2023.

Stockholder proposals should be addressed and delivered to our corporate secretary at the address of our executive offices set forth in this proxy statement.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports, proxy statements, and Notices of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our annual report, proxy statement, or Notice of Internet Availability of Proxy Materials and would like to participate in our householding program, please contact Broadridge by calling toll-free at 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, please contact Broadridge as described above. In addition, we will promptly deliver, upon the written or oral request to Broadridge at the address or telephone number above, a separate copy of our annual report, proxy statement, or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker or other holder of record to request information about householding.

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our Board of Directors may recommend.

49

WHERE YOU CAN FIND ADDITIONAL INFORMATION AND INCORPORATION BY REFERENCE

We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Copies of any reports, statements or other information that we file with the SEC, including this proxy statement, can also be obtained upon written request or from the SEC’s website on the Internet at www.sec.gov, free of charge. We also maintain a website at www.therapeuticsmd.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2022 and our Annual Report on Form 10-K for the year ended December 31, 2021, as amended, that we previously filed with the SEC; provided, however, that we are not incorporating by reference Part III thereof and any documents, portions of documents or information deemed to have been furnished and not filed in accordance with SEC rules.

In addition, we are incorporating by reference herein any future filings we make with the SEC under Section 11, 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the annual meeting. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from us by requesting them in writing or by telephone at the following address:

TherapeuticsMD, Inc.

Attention: Corporate Secretary

951 Yamato Road, Suite 220

Boca Raton, Florida 33431

(561) 961-1900

50

Appendix A

Amendment to the Amended and Restated Articles of Incorporation, as Amended

A-1

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

TherapeuticsMD, Inc.

Entity or Nevada Business Identification Number (NVID): NV20101548400

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution

☐ The purpose of the entity has been amended. ☐ Merger

☐ The authorized shares have been amended. ☐ Conversion

☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 12/15/2022

A-2

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) See below. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Chief Executive Officer Signature of Officer or Authorized Signer Title X ______________________ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

The articles have been amended as follows: The first paragraph of Article IV of the Articles of Incorporation of the Corporation is deleted in its entirety and the following is substituted therefor:

"The total number of shares of all classes of capital stock that the Corporation has the authority to issue is Forty Two Million (42,000,000) shares, of which Thirty Two Million (32,000,000) shares will be designated common stock, $0.001 par value per share ("Common Stock"), and Ten Million (10,000,000) shares will be designated preferred stock, $0.001 par value per share ("Preferred Stock")."

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 12/15/2022

A-3

Appendix B

Purchase Agreement

B-1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is entered into and dated as of April 26, 2023 (the “Effective Date”), by and among TherapeuticsMD, Inc., a Nevada corporation with offices located at 951 Yamato Road, Suite 220, Boca Raton, FL 33431 (the “Company”), and Rubric Capital Management LP (on behalf of certain of its managed or sub-managed funds and accounts, the “Subscriber”, and together with the Company, the “Parties”). Capitalized terms not defined below shall have the meaning as set forth in Section 1.1.

RECITALS

A.    The Company and the Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the 1933 Act.

B.    The Company wishes to issue, sell and deliver to the Subscriber, and the Subscriber desires to purchase and acquire from the Company, from time to time upon the terms and conditions stated in this Agreement, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at an aggregate purchase price of up to $5,000,000.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Subscriber, severally and not jointly, agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Affiliate” shall have the meaning ascribed to such term in Rule 405 of the 1933 Act.

“Annovera” means the ANNOVERA (segesterone acetate/ethinyl estradiol vaginal system) product approved for commercialization in the U.S. as of the Effective Date.

“Anti-Terrorism Laws” means any Requirement of Law relating to terrorism or money laundering, including, without limitation, (a) the Money Laundering Control Act of 1986 (i.e., 18 U.S.C. §§ 1956 and 1957), (b) the Currency and Foreign Transactions Reporting Act (31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959) (the “Bank Secrecy Act”), (c) the USA Patriot Act, (d) the laws, regulations and Executive Orders administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), (e) the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 and implementing regulations by the United States Department of the Treasury, (f) any law prohibiting or directed against terrorist activities or the financing of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), or (g) any similar laws enacted in the United States or any other jurisdictions in which the parties to this Agreement operate, as any of the foregoing laws may from time to time be amended, renewed, extended, or replaced and all other present and future legal requirements of any Governmental Authority governing, addressing, relating to, or attempting to eliminate, terrorist acts and acts of war and any regulations promulgated pursuant thereto.

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“Authorized Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president, secretary, general counsel, or one of its vice presidents (or the equivalent thereof), and such Person’s chief financial officer or treasurer or other substantially comparable title.

“Bijuva” means the BIJUVA (estradiol and progesterone) product approved for commercialization in the U.S. as of the Effective Date.

“Blocked Person” means any Person:

(a)

that is publicly identified (i) on the most current list of “Specially Designated Nationals and Blocked Persons” published by OFAC or resides, is organized or chartered, or has a place of business in a country or territory subject to OFAC sanctions or embargo program or (ii) as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other Anti-Terrorism Law;

(b)	that is owned or controlled by, or that owns or controls, or that is acting for or on behalf of, any Person described in clause (a) above;

(c)	which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; and

(d)	that is affiliated or associated with a Person described in clauses (a), (b) or (c) above.

“Business Day” means any day other than Saturday, Sunday or any day on which commercial banks in the City of New York, New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York, New York generally are open for use by customers on such day.

“Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, license, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Designee” means Rubric Capital Management LP.

“Draw Down” means the transactions contemplated under Section 2.3 of this Agreement.

“Draw Down Amount Requested” means the number of shares of Common Stock requested by the Company in its Draw Down Notice as provided in Section 2.3 hereof.

“Draw Down Pricing Period” means a period of five (5) consecutive Trading Days ending on the Trading Day immediately prior to the Trading Day on which the applicable Draw Down Notice is delivered to the Subscriber.

“Eligible Market” means the Principal Market, the NYSE American, The Nasdaq Global Select Market, The Nasdaq Global Market, The Nasdaq Capital Market or The New York Stock Exchange, Inc.

“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA, other than a Multiemployer Plan, which is or (if liability to the Company remains) was sponsored, maintained or contributed to by, or required to be contributed by, the Company or any of its ERISA Affiliates.

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“Environmental Claim” means any complaint, summons, citation, investigation, notice, directive, notice of violation, order, claim, demand, action, litigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority or any other Person, involving (a) any actual or alleged violation of any Environmental Law; (b) any Hazardous Material or any actual or alleged Hazardous Materials Activity; (c) injury to the environment, natural resource, any Person (including wrongful death) or property (real or personal) in connection with Hazardous Materials or actual or alleged violations of Environmental Laws; or (d) actual or alleged Releases or threatened Releases of Hazardous Materials either (i) on, at or migrating from any assets, properties or businesses currently or formerly owned or operated by the Company or any of its Subsidiaries or any predecessor in interest, (ii) from adjoining properties or businesses, or (iii) onto any facilities which received Hazardous Materials generated by the Company or any of its Subsidiaries or any predecessor in interest.

“Environmental Laws” means any and all current or future foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, decrees, permits, licenses or binding determinations of any Governmental Authorizations, or any other requirements of Governmental Authorities relating to (a) the manufacture, generation, use, storage, transportation, treatment, disposal or Release of Hazardous Materials; or (b) occupational safety and health, industrial hygiene, land use or the protection of the environment, human, plant or animal health or welfare.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

“ERISA Affiliate” means, as applied to any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (c) solely for purposes of Section 412 of the Internal Revenue Code, any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (a) above or any trade or business described in clause (b) above is a member.

“ERISA Event” means (a) a “reportable event” within the meaning of Section 4043(e) of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for thirty day notice to the PBGC has been waived by regulation); (b) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (d) [reserved]; (e) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which would constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of liability on the Company or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (g) the withdrawal of the Company or any of its respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by the Company or any of its respective ERISA Affiliates of notice from any Multiemployer Plan that it is in insolvency pursuant to Section 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (h) [reserved]; (i) [reserved]; (j) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the

B-4

failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (k) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan on the assets of the Company.

“FDA” means the U.S. Food and Drug Administration or any successor thereto.

“FDA Laws” means all applicable statutes, rules, regulations, standards, guidelines, policies and orders and Requirements of Law administered, implemented, enforced or issued by FDA or any comparable U.S. Governmental Authority.

“Federal Healthcare Program Laws” means collectively, Medicare or Medicaid statutes, Sections 1128, 1128A, 1128B, 1128C or 1877 of the SSA (42 U.S.C. §§ 1320a-7, 1320a-7a, 1320a-7b and 1320a-7c), the civil False Claims Act of 1863 (31 U.S.C. § 3729 et seq.), criminal false claims statutes (e.g., 18 U.S.C. §§ 287 and 1001), the Program Fraud Civil Remedies Act of 1986 (31 U.S.C. § 3801 et seq.), HIPAA, or related regulations or other Requirements of Law that directly govern the business of the Company operating within the health care industry, programs of Governmental Authorities related to FDA products, or relationships among suppliers, distributors, manufacturers and patients, and the pricing and sale thereof.

“GAAP” means United States generally accepted accounting principles in effect as of the date of determination thereof.

“Governmental Authority” shall mean any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, provincial, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, commissioner, bureau, tribunal, instrumentality, official, ministry, fund, foundation, center, organization, board, unit, body or Person and any court or other tribunal); or (d) regulatory or self-regulatory organization (including the Principal Market or other applicable Eligible Market).

“Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

“Hazardous Materials” means, regardless of amount or quantity, (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws or that is likely to cause immediately, or at some future time, harm to or have an adverse effect on, the environment or risk to human health or safety, including, without limitation, any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified in any Environmental Law and which is present in the environment in such quantity or state that it contravenes any Environmental Law; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including, without limitation, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; (e) any raw materials, building components (including, without limitation, asbestos-containing materials) and manufactured products containing hazardous substances listed or classified as such under Environmental Laws; and (f) any substance or materials that are otherwise regulated under Environmental Law.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

B-5

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009).

“Imvexxy” means the IMVEXXY (estradiol vaginal inserts) product approved for commercialization in the U.S. as of the Effective Date.

“Lien” means any mortgage, deed of trust, lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Margin Stock” has the meaning specified in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

“Material Regulatory Liabilities” means (a) (i) any Liabilities arising from the violation of FDA Laws, Public Health Laws, Federal Health Care Program Laws, including FDA Laws and Federal Health Care Program Laws, or necessary to remedy any violation of any terms or conditions applicable to any Registrations, including, but not limited to, withdrawal of approval, recall, revocation, suspension, import detention and seizure of any Product, and (ii) any loss of recurring annual revenues as a result of any loss, suspension or limitation of any Registrations, which, in the case of the foregoing clauses (i) and (ii), individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect or (b) any Material Adverse Effect.

“Multiemployer Plan” means any Employee Benefit Plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA.

“OFAC” has the meaning specified in the definition of “Anti-Terrorism Laws”.

“OFAC Sanctions Programs” means (a) the Requirements of Law and Executive Orders administered by OFAC, including but not limited to, Executive Order No. 13224, and (b) the list of Specially Designated Nationals and Blocked Persons administered by OFAC, in each case, as renewed, extended, amended, or replaced.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended, (b) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (c) with respect to any general partnership, its partnership agreement, as amended, and (d) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended.

“OTCBB” shall mean the over-the-counter electronic bulletin board market.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means The Nasdaq Stock Market LLC.

“Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of the Company or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims) or other regulatory body or any mediator or arbitrator, whether pending or, to the knowledge of the Company or any of its Subsidiaries, threatened in writing against the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries.

B-6

“Products” means Annovera, Bijuva and Imvexxy.

“Public Health Laws” means all Requirements of Law applicable to the business of the Company and relating to the procurement, development, clinical and non-clinical evaluation, product approval or licensure, manufacture, production, analysis, distribution, dispensing, importation, exportation, use, handling, quality, sale, labeling, promotion, or post market requirements of any drug, biologic or other product subject to regulation under the Federal Food, Drug, and Cosmetic Act (21 U.S.C. et seq.) and the Public Health Service Act (42 U.S.C. et seq.) and the regulations promulgated by the FDA at Title 21 of the Code of Federal Regulations.

“Registrable Securities” means (a) the Securities, (b) any shares issuable upon any stock split, stock dividend, recapitalization or similar event with respect to such Securities and (c) any other dividend or other distribution with respect to, conversion or exchange of, or in replacement of, such Securities.

“Registrations” shall mean all authorizations, approvals, licenses, permits, certificates, or exemptions of or issued by any Governmental Authority (including pre-market approval applications, pre-market notifications, investigational new drug applications, product recertifications, manufacturing approvals and authorizations, pricing and reimbursement approvals, labeling approvals or their foreign equivalent), and all applications for any of the foregoing; provided that they are required and necessary for the operation of the business of the Company in connection with the use and sale of Products.

“Regulatory Action” means an administrative or regulatory enforcement action, proceeding or investigation, warning letter, untitled letter, Form 483 inspectional observations or other written notice by a Governmental Authority of an FDA violation, recall, seizure, Section 305 notice or other similar written communication, or consent decree, issued by the FDA.

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

“Required Approvals” has the meaning specified in Section 3.1(e))

“Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, rules and regulations, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and requirements of, any Governmental Authority, in each case having the force of law and appropriate jurisdiction over and that are applicable to and binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resale Registration Statement” means any registration statement required to be filed by Section 5.1 hereof, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements.

“Rule 158” means Rule 158 under the 1933 Act, as amended from time to time, or any similar rule or regulation adopted by the Commission having substantially the same effect.

“SEC Reports” shall mean all reports, schedules, forms, applications and other documents, together with any amendments required to be made with respect thereto, required to be filed by the Company under the 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the Effective Date (or such shorter period as the Company was required by law or regulation to file such materials).

B-7

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

“Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding (including backup withholding), imposed by any Governmental Authority, including all interest, penalties, additions to tax or other liabilities with respect thereto.

“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded.

“Transaction Documents” means this Agreement and any other documents, certificates, letters of instruction, or agreements executed or delivered in connection with the transactions contemplated hereby.

“VWAP Price” means for any scheduled Trading Day, the volume weighted average price per Share for such day as reported on the relevant Bloomberg Screen “TXMD <Equity> AQR”, or if such price is not so reported on such Trading Day for any reason or is erroneous, the VWAP Price shall be as reasonably determined by the Parties.

ARTICLE II.

PURCHASE AND SALE

2.1 Purchase and Sale of the Securities. From time to time during the term of this Agreement and subject to the terms and conditions set forth herein, the Subscriber agrees to purchase from the Company, and the Company agrees to sell and issue to the Subscriber, such number of shares of Common Stock in respect of all Draw Downs hereunder up to an aggregate of 5,000,000 shares of Common Stock (the “Securities”) at an aggregate purchase price of up to $5,000,000.

2.2 Settlement Dates. During the term of this Agreement, the Company shall issue and sell to the Subscriber, and the Subscriber shall purchase from the Company, the Securities in respect of each Draw Down. The issuance and sale of the Securities to the Subscriber pursuant to any Draw Down shall occur on the applicable Settlement Date in accordance with Section 2.3(b); provided that all of the conditions precedent thereto set forth in Article VI shall have been fulfilled on or prior to such Settlement Date.

2.3 Draw Down Terms.

(a)    From time to time during the term of this Agreement, the Company may, in its sole discretion, issue to the Subscriber a notice that the Company desires to effectuate a Draw Down (the “Draw Down Notice”). The Draw Down Notice shall specify the Draw Down Amount Requested and the average VWAP Price during the Draw Down Pricing Period (the “Purchase Price”).

(b)    Each Draw Down shall close (the “Closing”) and be settled on the third Trading Day after the delivery to the Subscriber of the applicable Draw Down Notice (each such date, a “Settlement Date”).

(c)    On the Settlement Date for each Draw Down, (i) the Subscriber shall make payment of the Purchase Price for the Securities acquired pursuant to such Draw Down by wire transfer of immediately

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available U.S. federal funds to an account designated in writing by the Company; and (ii) the Company shall deliver to the Subscriber (A) the number of shares of Common Stock as specified in the relevant Draw Down Notice, free and clear of all Liens, except restrictions imposed by applicable securities laws and the provisions of this Agreement, and (B) evidence of the issuance of such Securities, credited to such book entry accounts maintained by the transfer agent of the Company with respect to the Securities as the Subscriber shall have notified the Company no less than three (3) Trading Days prior to such Closing.

(d)    Notwithstanding the foregoing, the Parties agree that the first Settlement Date shall occur on the third Trading Day following the receipt of Stockholder Approval and the number of Securities to be issued to the Subscriber on the first Settlement Date shall be 312,525 shares at a price per share of $3.6797.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the Effective Date and as of each Closing (except for representations and warranties that speak as of a specific date, which shall be made as of such date) to the Subscriber, except as set forth in the Schedules delivered herewith:

(a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its respective obligations hereunder and thereunder. Other than the Required Approvals, the execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, or its board of directors or stockholders. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company, and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(b) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) do not and will not (i) conflict with or violate any provision of the Company’s or any of its Subsidiaries’ certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or a Company Subsidiary’s debt or otherwise) or other understanding to which the Company any of its Subsidiaries is a party or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Governmental Authority to which the Company or a Company Subsidiary is subject (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market), or by which any property or asset of the Company or a Company Subsidiary is bound or affected; except in the case of clause (ii) or (iii) above, as would not, reasonably be expected to, (x) have or result in a material adverse effect on the legality, validity, binding effect or enforceability of any Transaction Document, (y) have or result in a material adverse effect on the business operations, properties, assets, condition (financial or otherwise) or liabilities of the Company and its

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Subsidiaries, taken as a whole, or (z) have or result in a material adverse effect on the Company’s authority or ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), a “Material Adverse Effect”).

(c) Material Adverse Effect. Since December 31, 2022, other than as disclosed in its SEC Reports, or as otherwise disclosed to the Subscriber, no event, circumstance or change has occurred or has resulted in, either in any case or in the aggregate, a Material Adverse Effect.

(d) Proceedings, etc. There are no Proceedings that (i) relate to any Transaction Document or the transactions contemplated hereby or thereby or (ii) individually or in the aggregate, could materially impair the Company’s and its Subsidiaries’ respective rights, powers or remedies with respect to applicable Products or would otherwise reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of or in default with respect to any final judgments, writs, injunctions, decrees, rules, laws or regulations of any Governmental Authority having appropriate jurisdiction except to the extent such violation or default could not reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. Neither the Company nor any Company Subsidiary is required to obtain any consent, waiver, authorization, permit or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing by the Company of a Notice of Sale of Securities on Form D with the Commission under Regulation D and state and applicable Blue Sky filings, (ii) any filings required in order to comply with the rules and regulations of the Principal Market, (iii) the receipt of the Stockholder Approval (as defined below) and (iv) the filing of a Current Report on Form 8-K, or the disclosure required thereby in another filing, with the Commission (collectively, but excluding the foregoing clauses (i) through (iv), the “Required Approvals”). All Required Approvals have been obtained or will be effected on or prior to the first Closing, and neither the Company nor any Company Subsidiary are aware of any facts or circumstances which might prevent the Company or any Company Subsidiary from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of any material requirements of the Principal Market and the issuance of the Securities as contemplated hereby will not violate any rules of the Principal Market or give the Principal Market any cause to take any action to delist the Common Stock.

(f) Issuance of the Securities. The issuance of the Securities is duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, the Securities will be validly issued free from all preemptive or similar rights, taxes, Liens (other than Liens under the 1933 Act and applicable Blue Sky laws) and charges with respect to the issue thereof. Subject to the accuracy of the representations and warranties of the Subscriber in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(g) Capitalization. As of the applicable Effective Date, the number of shares and type of all authorized, issued and outstanding capital stock of the Company has been set forth in the SEC Reports. Without limiting the foregoing, as of the Effective Date, immediately prior to the issuance of the Securities, the authorized capital stock of the Company consists of (i) 12,000,000 shares of Common Stock, of which 10,259,971 shares are issued and outstanding, 103,495 shares are reserved for issuance pursuant to issued and outstanding options, 99,544 shares are reserved for issuance pursuant to issued and outstanding warrants, 138,560 shares are reserved for issuance pursuant to securities (other than the aforementioned options) exercisable or exchangeable for, or convertible into, shares of Common Stock, 300,232 shares are reserved for issuance under the Company’s 2019 Stock Incentive Plan, and 96,010 shares are reserved for issuance under the Company’s 2020 Employee Stock Purchase Plan; and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are outstanding. Other than as stated in the immediately preceding sentence, the Company does not have any outstanding securities that are exercisable or exchangeable for, or convertible into, shares of Common Stock. All of such outstanding shares of

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Common Stock are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. The Company does not have any stock appreciation rights or “phantom stock” or similar plans or agreements currently outstanding except as disclosed above. The Securities (i) will be, when issued, duly authorized and validly issued, fully paid and nonassessable and issued in compliance with all applicable federal and state securities laws, (ii) will be issued free and clear of all Liens, except for those imposed by the provisions of this Agreement, the 1933 Act and any applicable securities laws, and (iii) will not be subject to preemptive rights of any other stockholders of the Company.

(h) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Subscriber to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement as a result of an agreement entered into by the Company.

(i) Private Placement; No Integrated Offering; No General Solicitation; No Disqualification Events. Assuming in part the accuracy of the Subscriber’s representations and warranties set forth in Section 3.2(c)-(g), (i) no registration under the 1933 Act is required for the offer and sale of the Securities by the Company to the Subscriber under the Transaction Documents, and (ii) the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market. Assuming in part the accuracy of the Subscriber’s representations and warranties set forth in Section 3.2, neither the Company, the Company Subsidiaries, any of their respective Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Neither the Company, the Company Subsidiaries nor their Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale, nor any other Person covered by Rule 506(d) (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is or has been subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has determined that no Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Subscriber a copy of any disclosures provided thereunder. No Person has been or will be paid (directly or indirectly) remuneration for solicitation of Subscriber or potential purchasers in connection with the sale of any Regulation D Securities.

(j) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement, or similar arrangement or plan) or other similar anti-takeover provision under the Company’s articles of incorporation and bylaws, each as amended, that is or could become applicable to the Subscriber as a

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result of the Subscriber and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Subscriber’s ownership of the Securities. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement now in effect relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any Company Subsidiary.

(k) Transfer Taxes. On each Settlement Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Subscriber hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(l) Investment Company Status. Neither the Company nor any Company Subsidiary is, and upon consummation of the sale of the Securities, will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(m) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Subscriber’s request.

(n) Payment of Taxes. All U.S. federal and material state and local income tax returns and other material reports of the Company and its Subsidiaries required to be filed by any of them have been timely filed, all such tax returns are true, complete and correct in all material respects, and all U.S. federal and material state and local Taxes shown as due and payable on such tax returns and all assessments, fees and other governmental charges upon the Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable, except to the extent such violation or default could not reasonably be expected to result in a Material Adverse Effect. The Company knows of no proposed Tax assessment against the Company or any of its Subsidiaries which is not being actively contested by the Company or such Subsidiary in good faith and by appropriate proceedings; provided, such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

(o) Environmental Matters. In each case of the following sub-clauses (a)-(d), except as any such failure or exception to the applicable representation and warranty would not reasonably be expected to result in a Material Adverse Effect:

a.

No Environmental Claim has been asserted against the Company or any predecessor in interest nor has the Company received notice of any threatened or pending Environmental Claim against the Company or any predecessor in interest.

b.	There has been no Release of Hazardous Materials and there are no Hazardous Materials present in violation of Environmental Law at any of the properties currently owned or operated by the Company.

c.	The operation of the business of, and each of the properties owned or operated by Company is in compliance with all Environmental Laws.

d.

The Company holds and is in compliance with Governmental Authorizations required under any Environmental Laws in connection with the operations carried on by it and the properties owned or operated by it.

(p) No Defaults. Neither the Company nor any of its Subsidiaries (a) is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in

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any of its Contractual Obligations, and (b) no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except, in each case of the foregoing subclauses (a)-(b), where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect.

(q) Margin Stock. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Securities issued to the Company will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(r) Employee Benefit Plans. No ERISA Event has occurred or is reasonably expected to occur that would reasonably be expected to result in a Material Adverse Effect.

(s) Compliance with Statutes, etc. Each of the Company and its Subsidiaries is in compliance with (i) its Organizational Documents and (ii) all Requirements of Law in respect of the conduct of its business and the ownership of its property, except such non-compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(t) Intellectual Property.

a.

Each of the Company and its Subsidiaries own, or hold licenses or rights in, all trademarks, trade secrets, trade names, copyrights, and patents, and licenses that are necessary to the conduct of its business as currently conducted.

b.

To the best of the Company’s knowledge and except as would not reasonably be material to the Company, taken as a whole, there is no opposition, interference, reexamination, derivation or other post-grant proceeding, injunction, claim, suit, action, subpoena, hearing, inquiry, investigation (by the International Trade Commission or otherwise), complaint, arbitration, mediation, demand, decree or other dispute, disagreement, proceeding or claim (collectively, “Disputes”) that is pending or currently threatened in writing, that challenges the scope, validity, enforceability, ownership, or inventorship of the Product Patents. Company and its Subsidiaries have not received any written notice that there is any, and to the knowledge of the Authorized Officers of the Company and its Subsidiaries there is no, Person who is or claims to be an inventor under any of the Product Patents who is not a named inventor thereof.

c.

To the best of the Company’s knowledge and except as would not reasonably be material to the Company, taken as a whole, there is no past, pending or threatened, and no event has occurred or circumstance exists that (with or without notice or lapse of time, or both) could reasonably be expected to give rise to or serve as a basis for any, action, suit, or proceeding, or any investigation or written claim by any Person that claims or alleges that the manufacture, use, marketing, sale, offer for sale, importation or distribution of any Product, once marketed, does or could infringe on any patent or other intellectual property rights of any other Person or constitute misappropriation of any other Person’s trade secrets or other intellectual property rights anywhere in the world.

(u) Insurance. Each of the Company and its Subsidiaries (i) maintains insurance to such extent and against such risks, as is customary with companies in the same or similar businesses, (ii) is covered by workmen’s compensation insurance in the amount required by applicable law, (iii) maintains commercial general liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) maintains such other insurance as may be required by any Governmental Authority.2

[2]	Company to confirm insurance coverage remains in place.

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(v) PATRIOT ACT and FCPA. To the extent applicable, the Company is in compliance in all material respects with (i) the laws, regulations and Executive Orders administered by OFAC, and (ii) the Bank Secrecy Act, as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) of 2001 (the “PATRIOT Act”). Neither the Company nor any of their officers, directors, employees, agents or shareholders acting on the Company’s behalf shall use the proceeds received from the issuance of the Securities to make any payments, directly or indirectly (including through any third party intermediary), to any Foreign Official in violation of the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”). Neither the Company nor any Affiliates of the Company that are controlled by the Company, is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the Anti-Terrorism Laws. Neither the Company, nor any Affiliates of the Company that are controlled by the Company, or their respective agents acting or benefiting in any capacity in connection with the Securities or other transactions hereunder, is a Blocked Person. Neither the Company, nor any of its agents acting in any capacity in connection with the Securities or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to any OFAC Sanctions Programs.

(w) Use of Proceeds. The proceeds from the sale of the Securities shall be used solely for general corporate purposes and shall not be used for any other purpose.

(x) Regulatory Compliance.

a.

Each of the Company and its Subsidiaries have all necessary Registrations from the FDA, or any other Governmental Authority required to conduct their respective businesses as currently conducted, except where the failure to have all such Registrations would not reasonably be expected to, individually or in the aggregate, result in Material Regulatory Liabilities. Each of such Registrations is valid and subsisting in full force and effect, except such Registrations that, individually or in the aggregate, could not reasonably be expected to result in a Material Regulatory Liability. To the knowledge of the Company and its Subsidiaries, neither the FDA nor any comparable Governmental Authority is considering limiting, suspending, or revoking such Registrations or changing the marketing classification or labeling of any Products under such Registrations. To the knowledge of the Company and its Subsidiaries, there is no known false or materially misleading information or significant omission in any Product application or other written notification, submission or report to the FDA or any comparable Governmental Authority that was not corrected by subsequent submission, and all such applications, notifications, submissions and reports provided by the Company and its Subsidiaries were true, complete, and correct in all material respects as of the date of submission or subsequent submission to FDA or any comparable Governmental Authority. The Company and its Subsidiaries have not failed to fulfill and perform their material obligations which are due under each such Registration, and, no event has occurred or condition or state of facts exists which would constitute a breach or default under any such Registration, in each case that would reasonably be expected to cause the revocation, termination or suspension or material limitation of any such Registration, except where the failure to have all such Registrations could not reasonably be expected to, individually or in the aggregate, result in any Material Regulatory Liability. To the knowledge of the Company and its Subsidiaries, any third party that develops, researches, manufactures, commercializes, distributes, sells or markets Products pursuant to an agreement with the Company or its Subsidiaries (a “Company Partner”) is in compliance with all Registrations from the FDA and any comparable Governmental Authority insofar as they pertain to Products, and each such Company Partner is in compliance with applicable Public Health Laws, except where the failure to so be in compliance would not reasonably be expected to, individually or in the aggregate, result in Material Regulatory Liabilities.

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b.

Each of the Company and its Subsidiaries is in compliance, and has been in compliance, with all Public Health Laws, except to the extent that any such non-compliance, individually or in the aggregate, could not reasonably be expected to result in Material Regulatory Liabilities.

c.

To the extent applicable, all Products designed, developed, investigated, manufactured, prepared, assembled, packaged, tested, labeled, distributed, sold, marketed or delivered by or on behalf of the Company or any of its Subsidiaries, that are subject to the jurisdiction of the FDA have been and are being designed, developed, investigated, manufactured, prepared, assembled, packaged, tested, labeled, distributed, sold, marketed or delivered in compliance in all material respects with the Public Health Laws, except where such non-compliance, individually or in the aggregate, could not reasonably be expected to result in a Material Regulatory Liability. To the knowledge of the Company and its Subsidiaries, there are no defects in the design or technology embodied in any Products that are reasonably expected to prevent the safe and effective performance of any such Product for its intended use (other than such limitations specified in the applicable package insert), except for such defects that would not reasonably be expected to, individually or in the aggregate, result in Material Regulatory Liabilities or other Liabilities. None of the Products has been the subject of any products liability or warranty action against Company or its Subsidiaries, except such action that, individually or in the aggregate, could not reasonably be expected to result in a Material Regulatory Liability.

d.

Neither the Company nor any of its Subsidiaries is currently subject to any Regulatory Action, except such Regulatory Actions that, individually or in the aggregate, could not reasonably be expected to result in a Material Regulatory Liability, and, to the knowledge of the Company and its Subsidiaries, no such Regulatory Action has been threatened by a Governmental Authority in writing. In addition, and without limitation on the foregoing, neither the Company nor any of its Subsidiaries has received any written notice from the FDA alleging material non-compliance with any Public Health Law, except such non-compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Regulatory Liability.

e.

Neither the Company nor any of its Subsidiaries has received any written notice from the FDA alleging material noncompliance with any Public Health Law, including without limitation any Form FDA 483, notice of inspectional observation, notice of adverse finding, notice of violation, warning letters, untitled letters or other notices from the FDA, except such non-compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Regulatory Liability, and (z) to the knowledge of the Company and its Subsidiaries, no Company Partner has received any written notice from the FDA alleging material noncompliance with any Public Health Law, including without limitation any Form FDA 483, notice of inspectional observation, notice of adverse finding, notice of violation, warning letters, untitled letters or other notices from the FDA relating to such Company Partner’s work for the Company or such Subsidiary, except such non-compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Regulatory Liability.

(y) Health Care Regulatory Laws.

a.

Neither the Company nor its Subsidiaries, nor, to their knowledge, any officer, director, managing employee or agent (as those terms are defined in 42 C.F.R. § 1001.1001) thereof, is a party to, or bound by, any written order, individual integrity agreement, corporate integrity agreement or other formal written agreement with any Governmental Authority concerning their compliance with Federal Health Care Program Laws, except such agreements that, individually or in the aggregate, could not reasonably be expected to result in a Material Regulatory Liability.

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b.

None of the Company and its Subsidiaries, nor, to their knowledge, any officer, director, managing employee or agent (as those terms are defined in 42 C.F.R. § 1001.1001) thereof, except for the following that, individually or in the aggregate, could not reasonably be expected to result in a Material Regulatory Liability: (w) has been charged with or convicted of any criminal offense relating to the delivery of an item or service under any Federal Health Care Program; (x) has had a civil monetary penalty assessed against it, him or her under Section 1128A of the SSA; (y) has been listed on the U.S. General Services Administration published list of parties excluded from federal procurement programs and non-procurement programs; or (z) to the knowledge of the Company and its Subsidiaries, is the target or subject of any current or potential investigation relating to any of the foregoing or any Federal Health Care Program-related offense. None of the Company and its Subsidiaries, nor, to their knowledge, any officer, director, managing employee or agent (as those terms are defined in 42 C.F.R. § 1001.1001) thereof has been debarred, excluded, disqualified or suspended from participation in any Federal Health Care Program or under any FDA Laws (including 21 U.S.C. § 335a).

c.

To the knowledge of the Company and its Subsidiaries, no person has filed or has threatened to file against the Company or any of its Subsidiaries, an action relating to any FDA Law, Public Health Law or Federal Health Care Program Law under any whistleblower statute, including without limitation, under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.), except where such filing or action that, individually or in the aggregate, could not reasonably be expected to result in a Material Regulatory Liability.

d.

Each of the Company and its Subsidiaries is in compliance in all material respects with HIPAA, and the provisions of all business associate agreements (as such term is defined by HIPAA) to which it is a party, and has implemented reasonably adequate policies, procedures and training designed to assure continued compliance and to detect non-compliance, except where the failure to implement such policies, procedures, and training would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(z) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the 1934 Act and listed on the Principal Market. The registration of the Common Stock under the 1934 Act has not been terminated and the Common Stock has not been delisted from the Principal Market, and the Company has taken no action with the Principal Market designed to, or which to the knowledge of the Company is reasonably likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the Principal Market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing, except as disclosed in its SEC Reports. Except as disclosed in its SEC Reports, the Company is in compliance in all material respects with the listing and maintenance requirements of the Principal Market applicable to it for the continued trading of its Common Stock on the Principal Market.

3.2 Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants as of the Effective Date and as of each Closing (except for representations and warranties that speak as of a specific date, which shall be made as of such date) to the Company as follows:

(a) Organization; Authority. The Subscriber is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Subscriber of the Transaction Documents to which it is a party has been duly authorized by all necessary action on the part of the Subscriber. Each of the Transaction Documents to which the Subscriber is a party has been duly executed by the Subscriber and, when delivered by the Subscriber in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Subscriber, enforceable against it in accordance with its terms, except as

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such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(b) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Subscriber and the consummation by the Subscriber of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Subscriber’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Subscriber is a party or by which any property or asset of the Subscriber is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any Governmental Authority to which the Subscriber is subject (including, without limitation, foreign, federal and state securities laws and regulations); except in the case of clause (ii) or (iii) above, as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Subscriber to perform its obligations thereunder.

(c) Investment Intent. The Subscriber is acquiring the Securities as principal for its own account for investment purposes and not with a view to distributing or reselling such Securities or any part thereof in violation of applicable securities laws, without prejudice, however, to the Subscriber’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Subscriber to hold the Securities for any period of time. Notwithstanding the foregoing, the Subscriber understands that the Securities have not been registered under the 1933 Act, and therefore the Securities may not be sold, assigned or transferred unless pursuant to (i) an effective registration statement under the 1933 Act with respect thereto or (ii) an available exemption from the registration requirements of the 1933 Act. The Subscriber has been advised or is aware of the provisions of Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”) as in effect from time to time, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions.

(d) Subscriber Status. At the time the Subscriber was offered the Securities, it was, and at the Effective Date it is, an “accredited investor” as defined in Rule 501(a) under the 1933 Act.

(e) Experience of the Subscriber. The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f) General Solicitation. The Subscriber is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the Subscriber’s knowledge, any other general solicitation or general advertisement.

(g) Access to Data. The Subscriber has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management. The Subscriber acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary

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to make an informed investment decision with respect to the investment. In deciding to enter into this Agreement and the transactions contemplated hereby, the Subscriber has not relied upon any representations and warranties other than the express representations and warranties contained herein. The foregoing, however, does not limit or modify the representations and warranties made by the Company in this Agreement or any other provision in this Agreement or the right of the Subscriber to rely thereon. The Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(h) Transfer or Resale. The Subscriber understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Subscriber shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Subscriber, reasonably satisfactory to the Company as to such counsel and to the form of opinion, to the effect that such Securities may be sold, assigned or transferred without registration under the applicable requirements of the 1933 Act; provided, however, that no such opinion shall be required to sell, assign or otherwise transfer all or any portion of such Securities to an Affiliate of the holder of the Securities, or (C) the Subscriber provides the Company with assurance reasonably satisfactory to the Company that such Securities can be sold, assigned or transferred pursuant to Rule 144 or to an accredited investor in a private transaction exempt from the registration requirements of the 1933 Act; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(i) Reliance on Exemptions. The Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

(j) No Governmental Review. The Subscriber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(k) Legends. The Subscriber understands that the certificates or other instruments representing the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the 1933 Act and the holder has delivered to the Company a

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representation that such Securities have been sold pursuant to such registration statement, or (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, reasonably satisfactory to the Company as to such counsel and to the form of opinion, to the effect that such sale, assignment or transfer of the Securities may be made (or was made, as applicable under Rule 144) without registration under the applicable requirements of the 1933 Act; provided, however, that O’Melveny & Myers LLP shall be deemed reasonably satisfactory to the Company; provided, further, that no such opinion shall be required to sell, assign or otherwise transfer all or any portion of such Securities to an Affiliate of the holder of the Securities. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

The Company acknowledges and agrees that the Subscriber shall not make nor has made any representations or warranties with respect to the transactions contemplated hereby or by any other Transaction Document other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Pledge. The Company acknowledges and agrees that the Subscriber may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement secured by the Securities and, if required under the terms of such agreement, the Subscriber may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Subscriber’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

4.2 Integration. The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the 1933 Act of the sale of the Securities to the Subscriber or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the Principal Market.

4.3 Listing of Additional Shares Notification. To the extent the Company has not done so prior to the date of this Agreement, the Company shall promptly submit to the Principal Market a listing of additional shares notification with respect to the Securities.

4.4 Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before each Settlement Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Subscriber at each Settlement Date pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Subscriber on or prior to the Settlement Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Subscriber.

4.5 Indemnification. In consideration of the Subscriber’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Subscriber and all of their shareholders, partners, members, officers, directors, employees and investors and any of the foregoing Persons’ agents or other representatives (including, without

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limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents, or (ii) the status of the Subscriber as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. For the avoidance of doubt, clauses (a) and (b) of the preceding sentence are intended to apply, and shall apply, to direct claims asserted by the Subscriber against the Company as well as any third party claims asserted by an Indemnitee (other than the Subscriber) against the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN ANY TRANSACTION DOCUMENT, THE COMPANY SHALL HAVE NO OBLIGATION TO ANY INDEMNITEE HEREUNDER WITH RESPECT TO (I) ANY INDEMNIFIED LIABILITIES TO THE EXTENT SUCH INDEMNIFIED LIABILITIES ARISE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION IN A FINAL ORDER SUBJECT TO NO FURTHER APPEAL, OF THAT INDEMNITEE OR ANY OF ITS AFFILIATES OR (II) ANY SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES RELATING TO ANY TRANSACTION DOCUMENT OR ARISING OUT OF ITS ACTIVITIES IN CONNECTION HEREWITH OR THEREWITH (WHETHER BEFORE OR AFTER THE CLOSING).

4.6 Stockholder Approval. As soon as practicable following the Effective Date, the Company shall call an annual meeting of stockholders of the Company (the “Stockholder Meeting”), which Stockholder Meeting shall be held no later than ninety (90) days (or 150 days, if the Proxy Statement is reviewed by the SEC) after the Effective Date. The Company shall provide each stockholder entitled to vote at the Stockholder Meeting a proxy statement meeting the requirements of Section 14 of the 1934 Act (the “Proxy Statement”) soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of the transactions contemplated hereby in accordance with Nasdaq Listing Rule 5635 (including without limitation Nasdaq Listing Rule 5635(b)) (the “Stockholder Approval”).

ARTICLE V.

REGISTRATION RIGHTS

5.1 The Company shall: (a) file a Resale Registration Statement (the “Mandatory Registration Statement”) with the Commission on or before the date 120 days following written requests therefore by the Subscriber (the “Filing Date”) to register all of the Registrable Securities on Form S-3 under the 1933 Act (providing for shelf registration of such Registrable Securities under Commission Rule 415), with such selling holders as the Subscriber may designate. In the event that Form S-3 is not available for the registration of the Registrable Securities, the Company shall register the resale of the Registrable Securities on Form S-1; and (b) use its commercially reasonable efforts to cause such Mandatory Registration Statement to be declared effective within 45 days following the Filing Date (or, in the event the staff of the Commission reviews and has written comments to the Mandatory Registration Statement, within 120 days following the Filing Date), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the Commission any financial statements or other information that is required to be filed prior to the effectiveness of such Mandatory Registration Statement.

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5.2 For each registration statement covering the Registrable Securities, the Company shall provide to the Subscriber, without charge, at least one conformed copy of such registration statement and any amendments thereto (including financial statements and schedules, documents incorporated or deemed to be incorporated therein by reference, and all exhibits), such documents to be provided promptly after their filing with the Commission.

5.3 For each registration statement covering the Registrable Securities, the Company shall promptly deliver to the Subscriber, without charge, as many copies of the prospectus and each amendment or supplement thereto as it may reasonably request; and the Company hereby consents to the use of each such prospectus and each amendment or supplement thereto by the Subscriber in connection with the offer and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto.

5.4 In connection with each registration statement covering the Registrable Securities, the Company shall, prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify or cooperate with the Subscriber in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities laws of such jurisdictions within the United States as the Subscriber reasonably requests in writing and (ii) keep each such registration or qualification (or exemption therefrom) effective during the period that the registration statement is effective and perform or do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of those Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required (i) to qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or (iii) to subject the Company to any material tax in any jurisdiction where it is not then so subject.

5.5 In connection with each registration statement covering the Registrable Securities, the Company shall use its commercially reasonable efforts to cause all Registrable Securities relating to such registration statement to be listed or quoted on the OTCBB or any securities exchange, quotation system or other market on which similar securities issued by the Company are then listed or quoted.

5.6 In connection with each registration statement covering the Registrable Securities, the Company shall comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of such registration statement.

5.7 In connection with each registration statement covering the Registrable Securities, the Subscriber shall be required to furnish to the Company information regarding the Subscriber and the distribution of such Registrable Securities as is required by law to be disclosed in the registration statement, and the Company may exclude from such registration the Registrable Securities if the Subscriber fails to furnish such information within a reasonable time prior to the filing of such registration statement or any supplemented prospectus and/or amended registration statement.

5.8 All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not a registration statement becomes effective and whether or not any Registrable Securities are sold pursuant to such registration statement. Such fees and expenses shall include, without limitation, (A) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with the Commission and in compliance with state securities laws, including fees and disbursements of counsel for the Subscriber in connection with state qualifications of the Registrable Securities and any determination of the eligibility of the Registrable Securities for investment under the laws of such

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jurisdictions), (B) printing expenses (including, without limitation, expenses of printing certificates for the Registrable Securities and of printing prospectuses), (C) messenger, telephone and delivery expenses, (D) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, and (E) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including any costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing or quoting of the Registrable Securities on the OTCBB or any securities exchange, quotation system or other market on which Registrable Securities are required to be listed or quoted.

ARTICLE VI.

CLOSING DELIVERABLES

6.1 Closing Deliverables of the Company. Except as specified below, at each Settlement Date:

(a) Representations and Warranties; Certificates. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Settlement Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Settlement Date. The Subscriber shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Settlement Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Subscriber, in the form attached hereto as Exhibit A. In addition, the Subscriber shall have received a certificate, executed by the Secretary or other applicable officer of the Company, dated as of the Settlement Date, as to the resolutions consistent with Section 3.1(a) as adopted by the Company’s Board of Directors in a form reasonably acceptable to the Subscriber and the incumbency and specimen signature of each officer of the Company who may sign this Agreement and the other Transaction Documents, in the form attached hereto as Exhibit B.

(b) Amended Bylaws. An amendment to the Bylaws of the Company, adopted and approved by the Board of Directors of the Company, which renders the provisions of Nevada’s acquisition of controlling interest statutes (NRS 78.378 through 78.3793, inclusive) not applicable to the consummation of any transaction contemplated hereby.

(c) Transaction Documents. The Company shall have duly executed and delivered to the Subscriber each of the Transaction Documents to which it is a party.

ARTICLE VII.

MISCELLANEOUS

7.1 Fees and Expenses. The Company shall reimburse the Designee or its designee(s) (in addition to any other expense amounts paid to the Subscriber prior to the date of this Agreement) for all reasonable and documented actual costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all reasonable and documented fees and disbursements of third-party diligence consultants and legal counsel in connection therewith and documentation and implementation of the transactions contemplated by the Transaction Documents) on or prior to the Effective Date, up to an amount of $25,000 plus out-of-pocket expenses, which amount shall be paid by the Company on the Effective Date. The Company shall pay, and hold the Subscriber harmless against, any liability, loss or expense (including, without limitation, reasonable

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attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for any Persons engaged by the Subscriber) relating to or arising out of the transactions contemplated hereby as a result of an agreement entered into by the Company. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Subscriber.

7.2 Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Subscriber, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Subscriber, and any amendment to this Agreement made in conformity with the provisions of this Section 7.2 shall be binding on the Subscriber. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. The Company has not, directly or indirectly, made any agreements with the Subscriber relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, the Subscriber has not made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents.

7.3 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon delivery, when delivered personally; (b) upon confirmation of delivery, when sent by electronic mail; or (c) upon delivery or refusal of delivery when sent via a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:	TherapeuticsMD, Inc. 951 Yamato Road, Suite 220 Boca Raton, FL 33431 Attention: Chief Executive Officer mwalker@TherapeuticsMD.com

With a copy (for information purposes only) to:	DLA Piper LLP (US) 200 South Biscayne Boulevard Suite 2500 Miami, FL 33131 Attention: Joshua M. Samek, Esq. Joshua.samek@dlapiper.com

If to the Subscriber:	Rubric Capital Management LP 155 E 44th Street New York, NY 10017 Attention: Brian Kleinhaus; Michael Nachmani Email: Brian@rubriccapital.com; Michael@rubriccapital.com or such other address as may be designated in writing hereafter, in the same manner, by such Person by two (2) Business Days’ prior notice to the other party in accordance with this Section 7.3. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication,

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or (ii) provided by a courier or overnight courier service shall be rebuttable evidence of personal service or receipt from a nationally recognized overnight delivery service in accordance with clause (a) or (c) above, respectively.

7.4 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

7.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither Party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, provided that (i) the Subscriber may assign any rights or obligations hereunder to an Affiliate and the Company may assign any rights or obligations hereunder to the surviving or acquiring entity in the event of a change of control. Notwithstanding anything to the contrary herein, the Securities may be pledged to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

7.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee is an intended third party beneficiary of Section 4.5 and may enforce the provisions of such Sections directly against the parties with obligations thereunder.

7.7 Governing Law; Venue; Waiver of Jury Trial. This Agreement and the Securities shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement and the Securities shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York (except for matters governed by corporate law in the State of Nevada). The Company and the Subscriber, by acceptance thereof, agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Securities (whether brought against any such party or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. The Company and the Subscriber, by acceptance thereof, hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement) and hereby irrevocably waives and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. THE COMPANY AND THE SUBSCRIBER, BY ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

7.8 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Effective Date and each Settlement Date.

7.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when

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counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) filed of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature page were an original thereof.

7.10 Severability. If any provision of a Transaction Document is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid, or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of the Transaction Document so long as the Transaction Document as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof or thereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid, or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

7.11 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Subscriber exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Subscriber may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Company and the Subscriber, by acceptance thereof, will be entitled to specific performance under the Transaction Documents. Any Person having any rights under any provision of any Transaction Document shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of the Transaction Document and to exercise all other rights granted by law. Furthermore, the Company and the Subscriber, by acceptance thereof, recognize that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the other parties. Each of such parties therefore agrees that the other parties shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of showing economic loss and without any bond or other security being required.

7.13 Payment Set Aside. To the extent that the Company makes a payment or payments to the Subscriber hereunder or pursuant to any of the other Transaction Documents or the Subscriber enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or any Company Subsidiary by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.14 Further Assurances. The Company and the Subscriber, by acceptance thereof, shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and

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deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.15 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

7.16 Assignment of Registration Rights. The rights of the Subscriber hereunder shall be assignable by the Subscriber to any transferee of the Subscriber of all or a portion of the Registrable Securities if: (i) the Subscriber agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned, and (iii) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Subscriber and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

THERAPEUTICSMD, INC.

By:	/s/ Marlan Walker
Name: Marlan Walker
Title: Chief Executive Officer

[Signature Page to Subscription Agreement]

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IN WITNESS WHEREOF, the Subscriber and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

SUBSCRIBER:

RUBRIC CAPITAL MANAGEMENT LP, AS MANAGER OR SUB-MANAGER ON BEHALF OF CERTAIN OF ITS FUNDS OR ACCOUNTS

By:	/s/ Michael Nachmani
Name: Michael Nachmani
Title: Authorized Signatory

[Signature Page to Subscription Agreement]

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V15480-P92933 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THERAPEUTICSMD, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 1. To elect directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Nominees: 01) Tommy G. Thompson The Board of Directors recommends you vote FOR the 02) Cooper C. Collins following proposal: 03) Gail K. Naughton, Ph.D. 04) Justin Roberts 4. To approve, pursuant to Nasdaq Rules 5635(b) and 5635(d), the issuance of up to 5,000,000 shares of common stock to be sold in one or more private The Board of Directors recommends you vote FOR the For Against Abstain placements to Rubric Capital Management LP, or one or following proposal: more of its affiliates. 2. To approve, on a non-binding advisory basis, the The Board of Directors recommends you vote FOR the compensation of our named executive officers for the following proposal: fiscal year ended December 31, 2022. 5. To ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as the For Against Abstain independent auditor of the company for the fiscal year The Board of Directors recommends you vote FOR the following proposal: ending December 31, 2023. 3. To approve an amendment to the Amended and Restated 6. To transact such other business as may properly come Articles of Incorporation, as amended, to increase before the meeting or any adjournment thereof. the number of authorized shares of common stock, $0.001 par value per share, from 12,000,000 shares to 32,000,000 shares. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THERAPEUTICSMD, INC. 951 YAMATO ROAD, SUITE 220 BOCA RATON, FL 33431 VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June    , 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/TXMD2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June    , 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V15481-P92933 THERAPEUTICSMD, INC. 2022 and 2023 Annual Meeting of Stockholders June    , 2023, 8:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder of THERAPEUTICSMD, INC., a Nevada corporation, hereby acknowledges receipt of the notice of Annual Meeting of Stockholders and proxy statement and hereby appoints Marlan Walker and Michael Donegan and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the combined 2022 and 2023 Annual Meeting of Stockholders of THERAPEUTICSMD, INC., to be held on ,                June    , 2023, at 8:00 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/TXMD2023 and at any adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there virtually present on the matters set forth on the reverse side of this proxy card.    This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. Continued and to be signed on reverse side